As filed with the Commission on January 28, 1999
                                                     1933 Act File No. 33-34079
                                                     1940 Act File No. 811-6071

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
                                                                         ------

      Pre-Effective Amendment No.         ..........................
                                  ------                                 ------
      Post-Effective Amendment No.  26    ..........................        X
                                  ------                                 ------

                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X
                                                                         ------

      Amendment No.   34   .........................................        X
                    -------                                              ------

                             BT INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                         (Registrant's Telephone Number)

Daniel O. Hirsch                               Copies To:       Burton M .Leibert, Esq.
One South Street                                                Willkie Farr & Gallagher
Baltimore, MD  21202                                            One Citicorp Center
(Name and Address of Agent for Service)                         153 East 53rd Street
                                                                New York, New York  10022

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on January 31, 1999 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ____ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BT Investment Portfolios has also executed this Registration Statement.

PROSPECTUS: JANUARY 31, 1999

[BT MUTUAL FUNDS LOGO APPEARS HERE]


                             BT Mutual Funds

Institutional
International
  Equity Fund - Class I

WITH THE GOAL OF ACHIEVING LONG-TERM CAPITAL APPRECIATION
PRIMARILY THROUGH INVESTMENT IN THE STOCKS AND OTHER EQUITY
SECURITIES OF COMPANIES IN DEVELOPED COUNTRIES OUTSIDE THE
UNITED STATES


TRUST: BT INSTITUTIONAL FUNDS

INVESTMENT ADVISER: BANKERS TRUST COMPANY


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange
Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.]

             OVERVIEW OF THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

            [GOAL: THE FUND INVESTS FOR LONG-TERM CAPITAL APPRECIATION. CORE
             STRATEGY: THE FUND INVESTS PRIMARILY IN THE STOCKS AND OTHER EQUITY SECURITIES OF COMPANIES IN DEVELOPED COUNTRIES OUTSIDE THE UNITED STATES.]


       INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

       OVERVIEW OF THE INSTITUTIONAL INTERNATIONAL EQUITY
       FUND -- CLASS I

 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 5     Total Returns, After Fees and Expenses
 6     Annual Fund Operating Expenses

       A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL
       EQUITY FUND -- CLASS I

 7     Objective
 7     Strategy
 7     Principal Investments
 8     Investment Process
 8     Risks
10     Management of the Fund
11     Calculating the Fund's Share Price
11     Performance Information
11     Dividends and Distributions
11     Tax Considerations
12     Buying and Selling Fund Shares
14     Financial Highlights



INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.


                                        3
                                       -----

OVERVIEW OF THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- Stocks that the Investment Adviser has selected could perform poorly; or
- The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:
- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Institutional International Equity Fund -- Class I requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.


You should not consider investing in the Institutional International Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.


AN INVESTMENT IN THE INSTITUTIONAL INTERNATIONAL EQUITY FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                        4
                                       ----

              OVERVIEW OF THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

INITIAL FUND PERFORMANCE

[BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

   1998
   ----
  21.91%


Since inception, the Fund's highest return in any calendar quarter was 19.65% and its lowest quarterly return was -16.21%. Past performance offers no indication of how the Fund will perform in the future.


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for the one full calendar year since the Fund began selling shares on April 1, 1997 (its inception date). The table compares the Fund's average annual return with the Morgan Stanley Capital International (MSCI) EAFE Index over the last calendar year and since its inception. Bear in mind that the Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks -- costs which are reflected in the Fund's results.

--------------------------------------


[FN]
The MSCI EAFE Index of major markets in Europe, Australia and the Far East
(EAFE) is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL RETURNS

(as of December 31, 1998)




                                                                      Since Inception
                                                          1 year      (April 1, 1997)(1)
                                                       -----------   -----------------
INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I         21.91%           21.04%
----------------------------------------------------       -----            -----
EAFE Index                                                 20.00%           13.12%
----------------------------------------------------       -----            -----
Lipper International Fund Universe(2)                      13.02%            9.72%
----------------------------------------------------       -----            -----



(1) The EAFE Index and Lipper International Fund Universe averages are calculated from March 31, 1997.
(2) Unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States.


                                        5
                                      ------

OVERVIEW OF THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)



The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Institutional International Equity Fund -- Class I.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds.(1) Your actual costs may be higher or lower.

(1)Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master fund in which the Institutional International Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

(2) Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 0.95%.


(3) Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES


                                             Percentage of Average
                                               Daily Net Assets(1)
                                          ---------------------------
Management Fees                                      0.65%
---------------------------------------             -----
Distribution and Service (12b-1) Fees               None
---------------------------------------             -----
Other Fund Operating Expenses                        0.46%
---------------------------------------             -----
Total Fund Operating Expenses                        1.11%
---------------------------------------             -----
Less: Fee Waiver or Expense
  Reimbursement                                     (0.32)%(2)
---------------------------------------             ----------
NET EXPENSES                                         1.75%
---------------------------------------             ----------



           [Expense Example(3)
           1 year     3 years     5 years     10 years
          --------   ---------   ---------   ---------
             $77     $313        $584        $1,358]


                                     ------

                    A DETAILED LOOK
                    AT THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.


The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.



PRINCIPAL INVESTMENTS

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of net assets in emerging markets.

BEST/WORST PERFORMING STOCK MARKETS


[BAR CHART APPEARS BELOW DEPICTING THE BEST/WORST PERFORMING STOCK MARKETS]


       1988                    1994
New Zealand   -12%      Hong Kong        -5%
Belgium        55%      Finland          52%

       1989                    1995
Finland        -9%      Austria          -4%
Austria       104%      Switzerland      45%

       1990                    1996
New Zealand   -37%      Japan           -15%
United Kingdom 10%      Spain            41%

       1991                    1997
Finland       -17%      Malaysia        -68%
Hong Kong      50%      Switzerland      45%

       1992                    1998
Denmark       -28%      Norway          -30%
Hong Kong      32%      Finland         123%

       1993
US             10%
Hong Kong     116%

         Returns in U.S. dollars

--------------------------------------------------------------------------------

THIS CHART DOES NOT REPRESENT THE PERFORMANCE OF ANY OF THE BT MUTUAL FUNDS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


[FN]
FROM 1988 TO 1998, THE DIFFERENCE IN ANNUAL RETURNS BETWEEN THE STRONGEST PERFORMING MARKETS AND THE WEAKEST AVERAGED 81%, ACCORDING TO FACTSET. AND THE UNITED STATES, NOTWITHSTANDING SOME OUTSTANDING YEARS DURING THIS PERIOD, NEVER POSTED THE BEST ANNUAL RETURN. THUS, BY MAINTAINING A PRESENCE ACROSS THE DEVELOPED MARKETS, INVESTORS CAN POTENTIALLY IMPROVE THEIR RETURNS COMPARED TO INVESTING SOLELY IN U.S. STOCKS.


                                        7
                                       ----

A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

INVESTMENT PROCESS
Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL, AND WE DETAIL OUR APPROACHES TO CONTAINING THEM. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.


PRIMARY RISKS


MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

STOCK SELECTION RISK. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

- its rate of price appreciation begins to trail that of its national stock index;
- the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or
- the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.


POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a low portfolio turnover rate.

INFORMATION RISK. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the Investment Adviser devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.


FOREIGN STOCK MARKET RISK. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

- LIQUIDITY RISK. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.
- REGULATORY RISK. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established. The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm the entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.


CURRENCY RISK. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.
--------------------------------------------------------------------------------
[FN]
CURRENCY MANAGEMENT is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

                                        8
                                       ----

       A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I


EMERGING MARKET RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.


SECONDARY RISKS

SMALL COMPANY RISK. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

FUTURES AND OPTIONS. Although not one of its principal investment strategies, the Fund may invest in futures contracts and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


EURO RISK. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

YEAR 2000 RISK. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.


TEMPORARY DEFENSIVE POSITION. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.


------------------------------------------------------------------------------
[FN]
Futures contracts and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.



                                        9
                                       ----

A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

INVESTMENT ADVISER. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management total $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.


The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Trustees and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. The Investment Adviser believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

PORTFOLIO MANAGERS. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:


MICHAEL LEVY, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.
- Joined Bankers Trust and the Fund in 1993.

- Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.

- 27 years of business experience, 17 of them as an investment professional.
- Degrees in mathematics and geophysics from the University of Michigan.

ROBERT REINER, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.
- Joined Bankers Trust and the Fund in 1994.
- Specializes in Japanese and European stock and market analysis.
- Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.
- 17 years of investment industry experience.
- Degrees from the University of Southern California and Harvard University.

JULIE WANG, Principal of Bankers Trust and Co-Manager of the Fund.
- Joined Bankers Trust and the Fund in 1994.
- Focuses on the Fund's Asia-Pacific investments and its emerging markets exposure.
- Former Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.
- 10 years of investment management experience.
- Bachelor's degree in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

OTHER SERVICES. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust -- or your broker or financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
- keeping accurate, up-to-date records for your individual Fund account;
- implementing any changes you wish to make in your account information;
- processing your requests for cash dividends and distributions from the Fund;
- answering your questions on the Fund's investment performance or administration;
- sending proxy reports and updated prospectus information to you; and
- collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the


                                       10
                                      ----

       A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

ORGANIZATIONAL STRUCTURE. The Institutional International Equity Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the International Equity Portfolio. The Fund and the Master Portfolio have the same investment objective. The Master Portfolio is advised by Bankers Trust.

The Master Portfolio may accept investments from other feeder funds. The feeders bear the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day THE EXCHANGE IS OPEN for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.


PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS
Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:


Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

Transaction                           Tax Status
-----------------------------------   ------------------
Your sale of shares owned more        Capital gains or
  than one year                       losses

Your sale of shares owned for one     Gains treated as
  year or less                        ordinary income;
                                      losses subject to
                                      special rules.

THE TAX CONSIDERATIONS FOR TAX DEFERRED ACCOUNTS OR NON-TAXABLE ENTITIES WILL BE DIFFERENT.

BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE THE TAX LAWS ARE SUBJECT TO CHANGE, WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

--------------------------------------------------------------------------------
[FN]
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

                                       11
                                      ----

A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

BUYING AND SELLING FUND SHARES


CONTACTING THE BT MUTUAL FUNDS

By Phone                       1-800-368-4031
                               (between 9:00 a.m. and 6:00 p.m., Eastern time)


By Mail                        P.O. Box 419210
                               Kansas City, MO 64141-6210

By Overnight Mail              210 West 10th Street, 8th floor
                               Kansas City, MO 64105-1716


MINIMUM ACCOUNT INVESTMENTS
To open an account                       $5 million
To add to an account                     $1 million
Minimum account balance                  $1 million


HOW TO OPEN YOUR FUND ACCOUNT
By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the BT Service Center.) Mail the completed application along with a check payable to Institutional International Equity Fund Class I -- 499.


By wire             Call the BT Service Center to set up a wire account.


Please note that your account cannot become activated until we receive a completed application via mail or fax.


TWO WAYS TO BUY AND SELL SHARES IN YOUR ACCOUNT
MAIL:

BUYING: Send your check, payable to the BT Fund you have selected, to the BT Service Center. The addresses are shown above under "Contacting the BT Mutual Funds." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "BT Funds" and include your account number and the names and numbers of the funds you have selected.

SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another BT Fund, you must submit a written authorization to sell shares in a retirement account.



WIRE:

BUYING: You may only buy shares by wire if your account is authorized to do so. Please note that you or your financial advisor must call the BT Service Center at 1-800-368-4031 to notify us in advance of a wire transfer purchase. Inform the BT Representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.


ROUTING NO:         021001033
ATTN:               Bankers Trust/IFTC Deposit
DDA NO:             00-226-296
FBO:                (Account name)
                    (Account number)
CREDIT:             (Fund name and number)


See your account statement for the account name, number and fund number.


SELLING: You may only sell shares by wire if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the BT Service Center at 1-800-368-4031. Inform the BT Representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire payment to your account the next business day.



IMPORTANT INFORMATION ABOUT BUYING AND
SELLING SHARES
- After receiving your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
- We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.
- We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

- You may place orders to buy and sell over the phone by calling your financial advisor or the BT Service Center at 1-800-368-4031. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

- You may buy and sell shares of a fund through authorized brokers and financial advisors as well as from BT Mutual Funds directly. The same terms and conditions apply. Specifically, once you place your order with a broker or financial advisor, it is considered received by the BT Service Center. It is then your broker or financial advisor's responsibility to transmit the order to the BT Service Center by the next business day. You should contact your broker or financial advisor if you have a dispute as to when your order was placed with the fund.
- We do not issue share certificates.
- We process all sales orders free of charge.

                                     ------

       A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

- Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.
- We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
- If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your financial advisor or the BT Service Center for more information.

- Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the BT Service Center for more information.

- During periods of heavy market activity, you may have trouble reaching the BT Service Center by telephone. If this occurs, you should make your request by mail.

EXCHANGE PRIVILEGE

You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year without paying a fee. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.


Please note the following conditions:
- The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

- You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

- If you are maintaining a taxable account, you may have to pay taxes on the exchange.
- You will receive a written confirmation of each transaction from the BT Service Center or your investment professional.


                                     ------

A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL EQUITY FUND -- CLASS I

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-368-4031.

FINANCIAL HIGHLIGHTS


                                                                      FOR THE YEAR ENDED   FOR THE PERIOD APRIL 1, 1997(1)
                                                                      SEPTEMBER 30, 1998    THROUGH SEPTEMBER 30, 1997
                                                                     -------------------- ------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                      $  12.24                  $  10.00
--------------------------------------------------------------------       -------                   -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                         0.10                      0.00(2)
--------------------------------------------------------------------       -------                   -------
Net Realized and Unrealized Gain (Loss) on Investment, Option,
 Foreign Currency, Forward Foreign Currency and Foreign Futures
 Contracts                                                                   (0.45)                     2.24
--------------------------------------------------------------------       -------                   -------
TOTAL FROM INVESTMENT OPERATIONS                                             (0.35)                     2.24
--------------------------------------------------------------------       -------                   -------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                           --                        --
--------------------------------------------------------------------       -------                   -------
Net Realized Gains                                                              --                        --
--------------------------------------------------------------------       -------                   -------
TOTAL DISTRIBUTIONS                                                             --                        --
--------------------------------------------------------------------       -------                   -------
NET ASSET VALUE, END OF PERIOD                                            $  11.89                   $ 12.24
--------------------------------------------------------------------       -------                   -------
TOTAL INVESTMENT RETURN                                                      (2.86)%                  22.40 %
--------------------------------------------------------------------       -------                   -------
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted)                                  $556,180                  $ 42,566
--------------------------------------------------------------------       --------                 --------
Ratios to Average Net Assets:
Net Investment Income                                                         1.40%                     0.20%(3)
--------------------------------------------------------------------       --------                 ----------
Expenses, Including Expenses of the International Equity Portfolio            0.95%                     0.95%(3)
Decrease Reflected in Above Expense Ratio Due to Absorption of
 Expenses by Bankers Trust                                                    0.32%                     0.67%(3)
--------------------------------------------------------------------       --------                 ----------
Portfolio Turnover Rate(4)                                                      65%                       63%(5)
--------------------------------------------------------------------       --------                 ----------



(1) Commencement of operations
(2) Less than $.01
(3) Annualized
(4) The portfolio's turnover rate is the rate for the master fund in which the Fund invests its assets.
(5) For the fiscal year ended September 30, 1997


                                       ---

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[BANKERS TRUST LOGO APPEARS HERE]

[Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              BT SERVICE CENTER
                              P.O. BOX 419210
                              KANSAS CITY, MO 64141-6210
or call our toll-free number: 1-800-368-4031

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.]




Institutional International Equity Fund -- Class I        CUSIP #055924856
BT INSTITUTIONAL FUNDS                                    STA499300 (1/99)
                                                          811-6071

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

PROSPECTUS: JANUARY 31, 1999

[BT MUTUAL FUNDS LOGO APPEARS HERE]


                               BT Mutual Funds
Institutional
International
Equity Fund - Class II

With the goal of achieving long-term capital appreciation primarily through investment in the stocks and other equity securities of companies in developed countries outside the United States


                    TRUST:  BT INSTITUTIONAL FUNDS

                    INVESTMENT ADVISER:  BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                   Overview
                   of the Institutional International Equity Fund -- Class II

                   [Goal: The Fund invests for long-term capital appreciation. Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.]



       Institutional International Equity
       Fund -- Class II

       Overview of the Institutional International Equity
       Fund -- Class II

 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 5     Total Returns, After Fees and Expenses
 6     Annual Fund Operating Expenses

       A Detailed Look at the Institutional International
       Equity Fund -- Class II

 7     Objective
 7     Strategy
 7     Principal Investments
 8     Investment Process
 8     Risks
10     Management of the Fund
11     Calculating the Fund's Share Price
11     Performance Information
11     Dividends and Distributions
11     Tax Considerations
12     Buying and Selling Fund Shares
14     Financial Highlights



INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.


                                     ------
                                        3

Overview of the Institutional International Equity Fund -- Class II

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- Stocks that the Investment Adviser has selected could perform poorly; or
- The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:
- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Institutional International Equity Fund -- Class II requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.


You should not consider investing in the Institutional International Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.



The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.


An investment in the Institutional International Equity Fund is not a deposit of Bankers Trust Company or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                     ------
                                        4

             Overview of the Institutional International Equity Fund -- Class II


Initial Fund Performance

[GRAPHIC APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

   1998
   ----
O - 22.90%

Since inception, the Fund's highest return in any calendar quarter was 19.72% and its lowest quarterly return was - 15.54%. Past performance offers no indication of how the Fund will perform in the future.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for the one full calendar year since the Fund began selling shares on April 1, 1997 (its inception date). The table compares the Fund's average annual return with the Morgan Stanley Capital International (MSCI) EAFE Index over the last calendar year and since its inception. Bear in mind that the Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks -- costs which are reflected in the Fund's results.

--------------------------------------

The MSCI EAFE Index of major markets in Europe, Australia and the Far East
(EAFE) is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


Average Annual Returns
(as of December 31, 1998)


                                                                       Since Inception
                                                           1 year      (April 1, 1997)1
                                                        -----------   -----------------
Institutional International Equity Fund -- Class II         22.90%           21.66%
-----------------------------------------------------       -----            -----
EAFE Index                                                  20.00%           13.12%
-----------------------------------------------------       -----            -----
Lipper International Fund Universe2                         13.02%            9.72%
-----------------------------------------------------       -----            -----



(1) The EAFE Index and Lipper International Fund Universe averages are calculated from March 31, 1997.
(2) Unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States.


                                       ---

Overview of the Institutional International Equity Fund -- Class II

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)


The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold shares of the Institutional International Equity Fund -- Class II.

Expense Example. The example below illustrates the expenses you would incur on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds.(1) Your actual costs may be higher or lower.



(1) Information on the annual operating expenses reflects the estimated expenses of both the Fund and the International Equity Portfolio, the master fund in which the Institutional International Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

(2) Total Fund Operating Expenses have been adjusted to reflect fees expected in the current fiscal year. For the fiscal year ended September 30, 1998, actual Total Fund Operating Expenses were 1.11% of the Fund's average daily net assets.

(3) Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.25%. For the fiscal year ended September 30, 1998, Bankers Trust waived fees and reimbursed expenses so that Total Fund Operating Expenses were reduced to 0.75% of the Fund's average daily net assets. During the last fiscal year, the Fund lowered its minimum initial investment from $50 million to $250,000.

(4) Based on estimated expenses, after fee waivers and reimbursements for the first 16 months only.


Annual Fees and Expenses


                                              Percentage of Average
                                                Daily Net Assets(1)
                                           ---------------------------
Management Fees                                       0.65%
----------------------------------------              ----
Distribution and Service (12b-1) Fees                 none
----------------------------------------              ----
Other Fund Operating Expenses                         0.96%
----------------------------------------              ----
Total Fund Operating Expenses                         1.61%(2)
----------------------------------------              ----
Less: Fee Waiver or Expense
  Reimbursement                                      (0.36)%
----------------------------------------              ----
Net Expenses                                          1.25%(3)
----------------------------------------              ----



           [Expense Example(4)
           1 year     3 years     5 years     10 years
          --------   ---------   ---------   ---------
             $127      $471        $854        $1,932]

                                     ------

                                 A detailed look
           at the Institutional International Equity Fund -- Class II


OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.


The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.



PRINCIPAL INVESTMENTS

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of net assets in emerging markets.

Best/Worst Performing Stock Markets

[BAR CHART APPEARS BELOW DEPICTING THE BEST/WORST PERFORMING STOCK MARKETS]

          Returns in U.S. dollars

       1988                    1994
New Zealand   -12%      Hong Kong        -5%
Belgium        55%      Finland          52%

       1989                    1995
Finland        -9%      Austria          -4%
Austria       104%      Switzerland      45%

       1990                    1996
New Zealand   -37%      Japan           -15%
United Kingdom 10%      Spain            41%

       1991                    1997
Finland       -17%      Malaysia        -68%
Hong Kong      50%      Switzerland      45%

       1992                    1998
Denmark       -28%      Norway          -30%
Hong Kong      32%      Finland         123%

       1993
US             10%
Hong Kong     116%

--------------------------------------------------------------------------------
This chart does not represent the performance of any of the BT Mutual Funds. Past performance is not a guarantee of future results.

From 1988 to 1998, the difference in annual returns between the strongest performing markets and the weakest averaged 81%, according to Factset. And the United States, notwithstanding some outstanding years during this period, never posted the best annual return. Thus, by maintaining a presence across the developed markets, investors can potentially improve their returns compared to investing solely in U.S. stocks.



                                     ------
                                        7

A Detailed Look at the Institutional International Equity Fund -- Class II

INVESTMENT PROCESS
Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.


RISKS
Below we set forth some of the prominent risks associated with international investing, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.


Primary Risks


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

- its rate of price appreciation begins to trail that of its national stock index;
- the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or
- the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a low portfolio turnover rate.


Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the Investment Adviser devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:
- Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

- Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm the entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.

--------------------------------------------------------------------------------

Currency management is used to offset investment risk ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.



                                     ------
                                        8

      A Detailed Look at the Institutional International Equity Fund -- Class II


Emerging Market Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.


Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industry wide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures contracts and options on futures contracts.
These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5%
of the Fund's net asset value after taking into
--------------------------------------------------------------------------------
Futures contracts and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.


Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.



                                     ------
                                        9

A Detailed Look at the Institutional International Equity Fund -- Class II

MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.


The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Trustees and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. The Investment Adviser believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:


Michael Levy, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.
- Joined Bankers Trust and the Fund in 1993.

- Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.

- 27 years of business experience, 17 of them as an investment professional.
- Degrees in mathematics and geophysics from the University of Michigan.

Robert Reiner, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.
- Joined Bankers Trust and the Fund in 1994.
- Specializes in Japanese and European stock and market analysis.
- Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.
- 17 years of investment industry experience.
- Degrees from the University of Southern California and Harvard University.

Julie Wang, Principal of Bankers Trust and Co-Manager of the Fund.
- Joined Bankers Trust and the Fund in 1994.
- Focuses on the Fund's Asia-Pacific investments and its emerging markets exposure.
- Former Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.
- 10 years of investment management experience.
- Bachelor's degree in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

Other Services. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust -- or your broker or financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
- keeping accurate, up-to-date records for your individual Fund account;
- implementing any changes you wish to make in your account information;
- processing your requests for cash dividends and distributions from the Fund;
- answering your questions on the Fund's investment performance or administration;
- sending proxy reports and updated prospectus information to you; and
- collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the


                                     ------
                                       10

      A Detailed Look at the Institutional International Equity Fund -- Class II

Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Institutional International Equity Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the International Equity Portfolio. The Fund and the Master Portfolio have the same investment objective. The Master Portfolio is advised by Bankers Trust.

The Master Portfolio may accept investments from other feeder funds. The feeders bear the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.


CALCULATING THE FUND'S SHARE PRICE
We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.


The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.



We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS
Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.


TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:


Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.



Transaction                   Tax Status
---------------------------   ------------------
Your sale of shares owned     Capital gains or
  more than one year          losses
Your sale of shares owned     Gains treated as
  for one year or less        ordinary income;
                              losses subject to
                              special rules.

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.


                                     ------
                                       11

A Detailed Look at the Institutional International Equity Fund -- Class II

BUYING AND SELLING FUND SHARES


Contacting the BT Mutual Funds

By Phone                       1-800-368-4031
                               (between 9:00 a.m. and 6:00 p.m., Eastern time)


By Mail                        P.O. Box 419210
                               Kansas City, MO 64141-6210

By Overnight Mail              210 West 10th Street, 8th floor
                               Kansas City, MO 64105-1716


Minimum Account Investments
To open an account                       $250,000
To add to an account                     $250,000
Minimum account balance                  $100,000


How to Open Your Fund Account
By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the BT Service Center.) Mail the completed application along with a check payable to Institutional International Equity Fund Class II -- 500.


By wire             Call the BT Service Center to set up a wire account.


Please note that your account cannot become activated until we receive a completed application via mail or fax.


Two Ways to Buy and Sell Shares in Your Account


MAIL:
Buying: Send your check, payable to the BT Fund you have selected, to the BT Service Center. The addresses are shown above under "Contacting the BT Mutual Funds." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "BT Funds" and include your account number and the names and numbers of the Funds you have selected.

Selling: Send a signed letter to the BT Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $100,000 worth of shares in your account to keep it open. Unless exchanging into another BT Fund, you must submit a written authorization to sell shares in a retirement account.



WIRE:

Buying: You may only buy shares by wire if your account is authorized to do so. Please note that you or your financial advisor must call the BT Service Center at 1-800-368-4031 to notify us in advance of a wire transfer purchase. Inform the BT Representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.


Routing No:         021001033
Attn:               Bankers Trust/IFTC Deposit
DDA No:             00-226-296
FBO:                (Account name)
                    (Account number)
Credit:             (Fund name and number)


See your account statement for the account name, number and fund number.

Selling: You may only sell shares by wire if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the BT Service Center at 1-800-368-4031. Inform the BT Representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire payment to your account the next business day.



Important Information About Buying and Selling Shares
- After receiving your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
- We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.
- We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large that it is made "in-kind").

- You may place orders to buy and sell over the phone by calling your financial advisor or the BT Service Center at 1-800-368-4031. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

- You may buy and sell shares of a fund through authorized brokers and financial advisors as well as from BT Mutual Funds directly. The same terms and conditions apply. Specifically, once you place your order with a broker or financial advisor, it is considered received by the BT Service Center. It is then your broker or financial advisor's responsibility to transmit the order to the BT Service Center by the next business day. You should contact your broker or financial advisor if you have a dispute as to when your order was placed with the fund.
- We do not issue share certificates.
- We process all sales orders free of charge.
- Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.

                                     ------
                                       12

      A Detailed Look at the Institutional International Equity Fund -- Class II

- We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
- If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your financial advisor or the BT Service Center for more information.

- Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the BT Service Center for more information.

- During periods of heavy market activity, you may have trouble reaching the BT Service Center by telephone. If this occurs, you should make your request by mail.

Exchange Privilege

You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year without paying a fee. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.


Please note the following conditions:
- The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

- You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

- If you are maintaining a taxable account, you may have to pay taxes on the exchange.

You will receive a written confirmation of each transaction from the BT Service Center or your investment professional.


                                     ------
                                       13

A Detailed Look at the Institutional International Equity Fund -- Class II

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-368-4031.

Financial Highlights


                                                                                                  For the period
                                                                         For the year ended   April 1, 1997(1) through
                                                                         September 30, 1998     September 30, 1997
                                                                        -------------------- -----------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                                          $ 12.25                $ 10.00
-----------------------------------------------------------------------       -------                -------
Income From Investment Operations
Net Investment Income                                                            0.14                  0.04
-----------------------------------------------------------------------       -------                -------
Net Realized and Unrealized Gain (Loss) on Investment, Option, Foreign
 Currency, Forward Foreign Currency and Foreign Futures Contracts              ( 0.38)                 2.21
-----------------------------------------------------------------------       -------                -------
Total from Investment Operations                                               ( 0.24)                 2.25
-----------------------------------------------------------------------       -------                -------
Distributions to Shareholders
Net Investment Income                                                              --                     --
-----------------------------------------------------------------------       -------                -------
Net Realized Gains                                                                 --                     --
-----------------------------------------------------------------------       -------                -------
Total Distributions                                                                --                     --
-----------------------------------------------------------------------       -------                -------
Net Asset Value, End of Period                                                $ 12.01                $ 12.25
-----------------------------------------------------------------------       -------                -------
Total Investment Return                                                        ( 1.96)%               22.50  %
-----------------------------------------------------------------------       -------                -------
Supplemental Data and Ratios:
Net Assets, End of Period (000s omitted)                                      $ 8,733               $  8,211
-----------------------------------------------------------------------       -------               --------
Ratios to Average Net Assets:
Net Investment Income                                                            1.89%                  0.85%(2)
-----------------------------------------------------------------------       -------               ----------
Expenses, Including Expenses of the International Equity Portfolio               0.75%                  0.80%(2)
Decrease Reflected in Above Expense Ratio Due to Absorption of
  Expenses by Bankers Trust                                                      0.36%                  0.64%(2)
-----------------------------------------------------------------------       -------               ----------
Portfolio Turnover Rate***                                                         65%                    63%(4)
-----------------------------------------------------------------------       -------               ----------



1 Commencement of Operations
2 Annualized
3 The portfolio turnover rate is the rate for the master fund in which the Fund invests its assets.
4 For the fiscal year ended September 30, 1997.


                                       ---
                                       14

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[BANKERS TRUST LOGO APPEARS HERE]

[Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              BT Service Center
                              P.O. Box 419210
                              Kansas City, MO 64141-6210
or call our toll-free number: 1-800-368-4031

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.]


Institutional International Equity Fund -- Class II       CUSIP #055924849
BT Institutional Funds                                    STA500300 (1/99)
                                                          811-6071

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                          PROSPECTUS: JANUARY 31, 1999

                         [BT MUTUAL FUNDS GRAPHIC HERE]




                             BT MUTUAL FUNDS


INSTITUTIONAL

INTERNATIONAL
                    SMALL COMPANY
                    EQUITY FUND

                    WITH THE GOAL OF ACHIEVING

                    LONG-TERM CAPITAL APPRECIATION

                    THROUGH INVESTMENT PRIMARILY

                    IN STOCKS AND OTHER EQUITY

                    SECURITIES OF SMALL COMPANIES

                    IN DEVELOPED COUNTRIES

                    OUTSIDE THE UNITED STATES




                    TRUST: BT INSTITUTIONAL FUNDS
                    INVESTMENT ADVISER: BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

       OVERVIEW
       OF THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND


       [GOAL: THE FUND INVESTS FOR LONG-TERM CAPITAL APPRECIATION.
       CORE STRATEGY: THE FUND INVESTS PRIMARILY IN THE STOCKS AND OTHER
       SECURITIES WITH EQUITY CHARACTERISTICS OF SMALL COMPANIES IN
       DEVELOPED COUNTRIES OUTSIDE THE UNITED STATES.]



       INSTITUTIONAL INTERNATIONAL SMALL COMPANY
       EQUITY FUND
       OVERVIEW OF THE INSTITUTIONAL INTERNATIONAL SMALL
       COMPANY EQUITY FUND
 2     Goal
 2     Core Strategy
 2     Investment Policies and Strategies
 3     Principal Risks of Investing in the Fund
 3     Who Should Consider Investing in the Fund
 4     Total Returns, After Fees and Expenses
 4     Annual Fund Operating Expenses
       A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL
       SMALL COMPANY EQUITY FUND
 5     Objective
 5     Strategy
 5     Principal Investments
 5     Investment Process
 5     Risks
 7     Management of the Fund
 8     Calculating the Fund's Share Price
 8     Performance Information
 8     Dividends and Distributions
 9     Tax Considerations
 9     Buying and Selling Fund Shares
11     Financial Highlights




INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing principally in roughly 50 to 80 small companies in developed countries outside the United States. The companies are selected by combining an extensive tracking system, direct contact with the company, its management, and its competitors, and a look at the market on which the company is trading.

           OVERVIEW OF THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND

PRINCIPAL RISKS OF INVESTING IN THE FUND


An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- Stocks that the Investment Adviser has selected could perform poorly;
- The stock market could perform poorly in one or more of the countries in which the Fund has invested; or
- Small company stock returns trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.



Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND
The Institutional International Small Company Equity Fund requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in certain stocks, bonds or money market funds.

You should not consider investing in the Institutional International Small Company Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in U.S. securities alone or in established large company stocks or medium-sized company stocks.


AN INVESTMENT IN THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OVERVIEW OF THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND

TOTAL RETURNS, AFTER FEES AND EXPENSES
The Fund first opened to investors on June 30, 1998. Therefore, it does not have a full calendar year of annual operating performance to report.


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)



The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold shares of the Institutional International Small Company Equity Fund.

EXPENSE EXAMPLE. The example on this page illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds.(1) Your actual costs may be higher or lower.

(1)Information on the annual operating expenses reflects the expenses of both the Fund and the International Small Company Equity Portfolio, the master fund in which Institutional International Small Company Equity Fund invests. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

(2)Generally, when a fund begins operations, its expenses are relatively high and its assets are relatively small, which makes its total fund operating expenses (expressed as a percentage of average daily net assets) relatively high compared to funds with longer operating histories and greater assets.

(3)Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses, so that total expenses will not exceed 1.20%.

(4)Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES


                                           Percentage of Average
                                             Daily Net Assets(1)
                                          ----------------------
----------------------------------------------------------------
Management Fees                                     1.10%
----------------------------------------------------------------
Distribution and Service (12b-1) Fees               none
----------------------------------------------------------------
Other Fund Operating Expenses                       8.70%
----------------------------------------------------------------
Total Fund Operating Expenses                       9.80%(2)
----------------------------------------------------------------
Less: Fee Waivers and Expense
  Reimbursement                                      (8.60)%(3)
----------------------------------------------------------------
NET EXPENSES                                        1.20%
================================================================


            [EXPENSE EXAMPLE(4)
                           1 year     3 years
                          --------   ---------
                          $122       $1,833]

                                 A DETAILED LOOK
          AT THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND

OBJECTIVE
The Fund seeks long-term capital appreciation. Under normal circumstances, it invests at least 65% of its total assets in stock and other securities with equity characteristics of SMALL COMPANIES in developed countries outside the United States.


The Fund invests for long-term capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.



STRATEGY

The Fund seeks first to identify global industries with strong prospects. The companies in the industry as a whole will be reporting improving cash flow or revenues. Or their stock prices, measured by factors such as earnings or REPLACEMENT VALUE per share, may seem low compared to companies in other industries.

Once we have identified the industry, the search begins for smaller enterprises that combine significant potential for earnings growth with reasonable investment value. Such companies have secured a solid competitive position. Their earnings per share and cash flow are increasing at rates comparable to the industry as a whole. But the local stock market may have overlooked these solid fundamentals because of misperception or, as is often the case with small companies, a simple lack of information. Investors in the local market may not have fully understood the impact of legislative, demographic, or technological change that should work in a company's favor, or they may have failed to take into account the impact of a restructuring on the company's profitability.


PRINCIPAL INVESTMENTS
When the Fund is fully invested, it intends to hold the shares of roughly 50 to 80 small companies. It focuses principally on companies with publicly traded shares with a market capitalization within the market capitalization range of THE SALOMON SMITH BARNEY EXTENDED MARKET INDEX - EXCLUDING U.S. (TOTAL).


Small companies remain under-researched both in the United States and to an even greater extent abroad, so they may offer fertile ground for finding substantially undervalued stocks. Moreover, the Fund offers an opportunity to invest in companies that often slip beneath the screens of the "large-cap" mutual funds.


While the Fund may invest throughout the world, it intends to invest primarily in Canada, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Hong Kong, Italy, Norway, Denmark, Spain, Ireland, Singapore, Portugal, Sweden, Finland, and Austria.



INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the 50 to 80 stocks the Fund intends to normally hold. This effort relies on the analytical and forecasting tools that the Investment Adviser has applied and refined in international investing over the last quarter-century. Applying these tools to small company investing calls for face-to-face contact, visits to the company's plants and frequent contact with its management, suppliers, customers and competitors. It also requires the investment team to place their global industry findings in the context of national stock markets: a strong small company might well fail as an investment if its shares trade in a weak stock market.


RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH SMALL COMPANY INVESTING AND INVESTING OUTSIDE THE UNITED STATES, ALONG WITH THOSE OF INVESTING IN GENERAL. WE ALSO DETAIL OUR METHODS FOR DEALING WITH THESE RISKS. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.


--------------------------------------------------------------------------------

We define a "SMALL COMPANY" as, at the time of purchase, having publicly traded shares with a market capitalization within the market capitalization range of The Salomon Smith Barney Extended Market Index - excluding U.S. (Total).


REPLACEMENT VALUE measures the cost per share of replacing all the physical assets of a business at current prices.

--------------------------------------------------------------------------------
THE SALOMON SMITH BARNEY EXTENDED MARKET INDEX - EXCLUDING U.S. (TOTAL), one of the principal global small company stock benchmarks, includes 4,500 companies representing an estimated 20% of the total value of the world's stocks.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. We expect that this Fund will not have a high portfolio turnover rate.

A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND

PRIMARY RISKS


MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


STOCK SELECTION RISK. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it takes a position in a stock, the Fund's investment team typically establishes a target sell price, at which point they will reevaluate the company's situation to determine whether the deterioration in price mirrors a fundamental deterioration in the business, or whether the reversal is merely temporary.


SMALL COMPANY RISK. Small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industry-wide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

INFORMATION RISK. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the Investment Adviser devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.


FOREIGN STOCK MARKET RISK. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

- LIQUIDITY RISK. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.
- REGULATORY RISK. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock-market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

CURRENCY RISK. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.



SECONDARY RISKS


EMERGING MARKETS RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher stock market, information and political risks. Therefore, the Fund carefully limits and balances its commitment to these markets.

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

--------------------------------------------------------------------------------

CURRENCY MANAGEMENT is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

    A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND

EURO RISK. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

YEAR 2000 RISK. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

TEMPORARY DEFENSIVE POSITION. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.


MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund's shareholders, voting in proportion to the amount of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

INVESTMENT ADVISER AND SUB-ADVISER. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, N.Y. 10006, acts as the Fund's investment adviser, exercises day-to-day investment oversight and assumes responsibility for the securities the Fund owns. Bankers Trust has, in turn, vested day-to-day investment decision-making and implementation in a sub-adviser, the wholly owned entity BT Fund Managers (International) Limited. Bankers Trust's and BTFMI's fee for these services is 1.10%, of the Fund's average daily net assets. Responsibilities and advisory fees can be reallocated between the Investment Adviser and Sub-Adviser without obtaining shareholder approval.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. BTFMI, a subsidiary of Bankers Trust with headquarters at Level 15, The Chifley Tower, 2 Chifley Square, Sydney, N.S.W. 2000 Australia, offers a decade of research and investing experience in small companies worldwide to a number of private clients. It has developed a team dedicated exclusively to the small company discipline.


The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Trustees and the Fund's shareholders. If the transaction is approved and


                                        7
                                      ------

A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND


completed,Deutsche Bank AG, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. The Investment Adviser believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

PORTFOLIO MANAGER. The portfolio manager is responsible for the day-to-day management of the master portfolio's investments:

MONIK KOTECHA, Head Portfolio Manager and Senior Vice President, BT Funds Management (International) Limited ("BTFMI") and lead Portfolio Manager of the Fund since its inception.

- Joined Bankers Trust in 1994 as analyst for European small company investments.
- Head of BTFMI's Global Small Company Investments and head of Global Small Cap Equity since 1996.
- Eight years of investment management and research experience with Abu Dhabi Investment Authority in London, U.K.
- BSc. honors degree in law and accountancy from University College, Cardiff; MSc. from City University Business School, London, U.K.

OTHER SERVICES. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust, or your broker or financial adviser, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
- keeping accurate, up-to-date records for your individual Fund account;
- implementing any changes you wish to make in your account information;
- processing your requests for cash dividends and distributions from the Fund;
- answering your questions on the Fund's investment performance or administration;
- sending proxy reports and updated prospectus information to you; and
- collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management reporting.


ORGANIZATIONAL STRUCTURE. The Institutional International Small Company Equity Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the International Small Company Equity Portfolio. The Fund and the Master Portfolio have the same investment objective. The Master Portfolio is advised by Bankers Trust.


The Master Portfolio may accept investments from other feeder funds. The feeders bear the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.


CALCULATING THE FUND'S SHARE PRICE
We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.


The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.


PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.



DIVIDENDS AND DISTRIBUTIONS
Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest dividends and any capital gains, unless you tell us otherwise.
--------------------------------------------------------------------------------
THE EXCHANGE IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

                                        8
                                      ------

    A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:


Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.


Transaction                           Tax Status
-----------------------------------   ---------------
Your sale of shares owned more        Capital gains
  than one year                       or losses
Your sale of shares owned for one     Gains treated
  year or less                        as ordinary
                                      income; losses
                                      subject to
                                      special rules.

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.


BUYING AND SELLING FUND SHARES


CONTACTING THE BT MUTUAL FUNDS

By Phone                       1-800-368-4031
                               (between 9:00 a.m. and 6:00 p.m., Eastern time)


By Mail                        P.O. Box 419210
                               Kansas City, MO 64141-6210

By Overnight Mail              210 West 10th Street, 8th floor
                               Kansas City, MO 64105-1716


Minimum Account Investments
To open an account                       $5 million
To add to an account                     $100,000
Minimum account balance                  $500,000

How to Open Your Fund Account
By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the BT Service Center.) Mail the completed application along with a check payable to Institutional International Small Company Equity Fund -- 810.


By wire Call the BT Service Center to set up a wire account.


Please note that your account cannot become activated until we receive a completed application via mail or fax.


TWO WAYS TO BUY AND SELL SHARES IN YOUR ACCOUNT
MAIL:

BUYING: Send your check, payable to the BT Fund you have selected to the BT Service Center. The addresses are shown above under "Contacting the BT Mutual Funds." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "BT Funds" and include your account number and the names and numbers of the funds you selected.

SELLING: Send a signed letter to the BT Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $500,000 worth of shares in your account to keep it open. Unless exchanging into another BT Fund, you must submit a written authorization to sell shares in a retirement account.


WIRE:

BUYING: You may only buy shares by wire if your account is authorized to do so. Please note that you or your financial advisor must call the BT Service Center at 1-800-368-4031 to notify us in advance of a wire transfer purchase. Inform the BT Representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.


Routing No:         021001033
Attn:               Bankers Trust/IFTC Deposit
DDA No:             00-226-296
FBO:                (Account name)
                    (Account number)
Credit:             (Fund name and number)

See your account statement for the account name, number and fund number.


                                        9
                                      ------

A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND


SELLING: You may only sell shares by wire if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the BT Service Center at 1-800-368-4031. Inform the BT Representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES
- After receiving your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
- We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.
- We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large that it is made "in-kind").

- You may place orders to buy and sell over the phone by calling your financial advisor or the BT Service Center at 1-800-368-4031. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

- You may buy and sell shares of a fund through authorized brokers and financial advisors as well as from BT Mutual Funds directly. The same terms and conditions apply. Specifically, once you place your order with a broker or financial advisor, it is considered received by the BT Service Center. It is then your broker or financial advisor's responsibility to transmit the order to the BT Service Center by the next business day. You should contact your broker or financial advisor if you have a dispute as to when your order was placed with the fund.
- We do not issue share certificates.
- We process all sales orders free of charge.
- Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.
- We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
- If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your financial advisor or the BT Service Center for more information.
- Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the BT Service Center for more information.
- During periods of heavy market activity, you may have trouble reaching the BT Service Center by telephone. If this occurs, you should make your request by mail.

EXCHANGE PRIVILEGE

You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year without paying a fee. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.
Please note the following conditions:
- The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
- You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.
- If you are maintaining a taxable account, you may have to pay taxes on the exchange.
- You will receive a written confirmation of each transaction from the BT Service Center or your investment professional.

                                       10
                                      ------

    A DETAILED LOOK AT THE INSTITUTIONAL INTERNATIONAL SMALL COMPANY EQUITY FUND

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-368-4031.

Financial Highlights




                                                                                      FOR THE PERIOD JUNE 30, 19981
                                                                                       THROUGH SEPTEMBER 30, 1998
                                                                                     ------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 10.00
------------------------------------------------------------------------------------            -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                                              0.05
------------------------------------------------------------------------------------            -------
Net Realized and Unrealized Gain (Loss) on Investment, Foreign Currency and Forward
 Foreign Currency Contracts                                                                       (2.01)
------------------------------------------------------------------------------------            --------
TOTAL LOSS FROM INVESTMENT OPERATIONS                                                             (1.96)
------------------------------------------------------------------------------------            --------
NET ASSET VALUE, END OF PERIOD                                                                  $  8.04
------------------------------------------------------------------------------------            --------
TOTAL INVESTMENT RETURN                                                                          (19.60)%
------------------------------------------------------------------------------------            --------
SUPPLEMENTAL DATA AND RATIOS:
Net Asset, End of Period (000s omitted)                                                         $   364
------------------------------------------------------------------------------------            --------
Ratios to average net assets:
Net Investment Income                                                                              2.80%(2)
------------------------------------------------------------------------------------            ----------
Expenses, Including Expenses of the Institutional Small Company Equity Portfolio                   1.20%(2)
Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses by
 Bankers Trust                                                                                    44.72%(2)
------------------------------------------------------------------------------------            ----------
Portfolio Turnover Rate(3)                                                                           11%
------------------------------------------------------------------------------------            ----------



(1)Commencement of operations.
(2)Annualized.
(3)The Portfolio turnover rate is the rate for the master fund in which the Fund invests its assets.


                                       11
                                      ------

[BANKERS TRUST ARCHITECTS OF VALUE LOGO HERE]


Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fundis performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              BT Service Center
                              P.O. Box 419210
                              Kansas City, MO 64141-6210
or call our toll-free number: 1-800-368-4031

You can find reports and other information about the Fund on the SEC website
(http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC is Public
Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.



Institutional International Small Company Equity Fund         CUSIP #055924831
BT Institutional Funds                                        STA810300 (1/99)
                                                              811-6071
Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

PROSPECTUS:  JANUARY 31, 1999

[BT MUTUAL FUNDS LOGO APPEARS HERE]    BT Mutual Funds


Institutional
Global Emerging

                    Markets Equity Fund

                    With the goal of achieving long-term capital growth primarily through investment in the stocks and other equity securities of companies in the world's emerging markets


                    TRUST:  BT INSTITUTIONAL FUNDS

                    INVESTMENT ADVISER:  BANKERS TRUST COMPANY


                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                    Overview
                    of the Institutional Global Emerging Markets Equity Fund


                    Goal: The Fund invests for long-term capital growth.

                    Core Strategy: The Fund invests in stocks and other equity securities of companies in the world's emerging markets.



       Institutional Global Emerging Markets Equity
       Fund

       Overview of the Institutional Global Emerging
       Markets Equity Fund

 2     Goal
 2     Core Strategy
 2     Investment Strategies and Policies
 3     Principal Risks of Investing in the Fund
 3     Who Should Consider Investing in the Fund
 4     Total Returns, After Fees and Expenses
 4     Annual Fund Operating Expenses

       A Detailed Look at the Institutional Global
       Emerging Markets Equity Fund

 5     Objective
 5     The Case for Emerging Markets
 5     Strategy
 5     Principal Investments
 5     Investment Process
 6     Risks
 7     Management of the Fund
 9     Calculating the Fund's Share Price
 9     Performance Information
 9     Dividends and Distributions
 9     Tax Considerations
 9     Buying and Selling Fund Shares
11     Financial Highlights




INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing primarily in companies based in emerging markets meeting specific investment criteria. The Fund may also invest a portion of its assets in emerging market bonds or other debt securities. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.


                                        2
                                      ------

               Overview of the Institutional Global Emerging Markets Equity Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

-  Stocks that the Investment Adviser has selected could perform poorly; or
- The stock market could perform poorly or could underperform other investments in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

- Economies in emerging markets are more volatile than developed countries' and are subject to sudden reversals;

- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decline in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.


WHO SHOULD CONSIDER INVESTING IN THE FUND

The Institutional Global Emerging Markets Equity Fund requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. The Fund is designed for investors who are willing to accept the extreme fluctuation in short-term investment values that have often accompanied this long-term capital growth.


You should not consider investing in the Institutional Global Emerging Markets Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not otherwise available to someone who invests in developed market securities alone.


An investment in the Institutional Global Emerging Markets Equity Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                        3
                                      ------

Overview of the Institutional Global Emerging Markets Equity Fund

TOTAL RETURNS, AFTER FEES AND EXPENSES
The Fund first opened to investors on June 30, 1998. Therefore, it does not have a full calendar year of performance to report.


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)


The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold shares of the Institutional Global Emerging Markets Equity Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds.1 Your actual costs may be higher or lower.

(1) Information on the annual operating expenses reflects the expenses of both the Fund and the Global Emerging Markets Equity Portfolio, the master fund in which the Institutional Global Emerging Markets Equities Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

(2) Generally, when a fund begins operations, its expenses are relatively high and its assets are relatively small, which makes its total fund operating expenses (expressed as a percentage of average daily net assets) relatively high compared to funds with longer operating histories and greater assets.

(3) Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that expenses will not exceed 1.45%.

(4) Based on expenses, after fee waivers and reimbursements for the first 16 months only.


Annual Fees and Expenses


                                             percentage of average
                                               daily net assets(1)
                                          ---------------------------
Management Fees                                        1.10%
---------------------------------------            ----------
Distribution and Service (12b-1) Fees                   None
---------------------------------------            ----------
Other Fund Operating Expenses                         53.98%
---------------------------------------            ----------
Total Fund Operating Expenses                         55.08%(2)
---------------------------------------            ----------
Less: Fee Waivers or Expense
  Reimbursement                                      (53.63)%(3)
---------------------------------------            -----------
Net Expenses                                           1.45%
---------------------------------------            -----------



           Expense Example(4)
           1 year     3 years
          --------   --------
           $148       $5,360



                                        4
                                      ------

                    A detailed look

                    at the Institutional Global Emerging Markets Equity Fund


OBJECTIVE
The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies in the world's emerging markets.
The Fund invests for growth, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to long-term capital growth, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


THE CASE FOR EMERGING MARKETS

Emerging markets offer the potential for long-term growth. An emerging market is commonly defined as one that has experienced comparatively little industrialization. The world's two most populous nations -- China and India -- are emerging markets, and they alone account for almost 40% of the world's population. As consumers in these markets rapidly improve their standards of living and as their governments promote capitalism through deregulation and privatization, companies serving these markets stand to gain substantially through increased sales and profits. Thus, while emerging markets are considerably more volatile than developed markets, they have substantial long-term growth potential.



STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies in the emerging markets that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

--------------------------------------------------------------------------------
The emerging markets include Argentina, Bolivia, Brazil, Bulgaria, Chile,
China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

PRINCIPAL INVESTMENTS
The Fund invests in companies across the full geographic spectrum of emerging markets: Asia, Latin America, Eastern Europe, the Mediterranean basin and Africa. It looks for businesses that meet critical "investable" criteria:
- solid management and finances that, according to our research, show signs of being able to withstand any turmoil affecting the emerging markets;
- exporters able to take advantage of a favorable cost structure compared to developed-world competition; and
- domestic providers of goods and services positioned to benefit from the emerging markets' opportunity for long-term growth.

The Fund may also invest up to 35% of its assets in emerging market bonds and other debt securities.

Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Corporation or Moody's Investors Service. If they have no rating, they must be at least comparable to a C-rated security in the opinion of Bankers Trust. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 5% of its assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's.

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 50 stocks the Fund intends to normally hold when fully invested. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

--------------------------------------------------------------------------------
Bonds may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. We expect that the Fund will not have a high portfolio turnover rate.



                                        5
                                      ------

A Detailed Look at the Institutional Global Emerging Markets Equity Fund

RISKS
Below we set forth some of the prominent risks associated with emerging markets investing, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.


Primary Risks


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it takes a position in a stock, the Fund's investment team typically establishes a target sell price at which point they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the business, or whether, in our view, the reversal is merely temporary.


Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline those risks below. While the Fund relies on the specific strategies to deal with each of the risks, it employs one general approach in an attempt to reduce risk across the board: diversification. Just as individual investors should spread their investments among a range of securities so that a setback in one need not overwhelm their entire strategy, the Fund seeks to spread its investments. In this way, a reversal in one market need not undermine the pursuit of long-term capital growth.

Political Risk. Profound social changes and business practices that depart from developed stock market norms have hindered the growth of emerging stock markets in the past. High levels of debt tend to make them overly reliant on foreign capital investment and vulnerable to capital flight. Governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. They have resorted to high taxes, expropriation and nationalization. In many countries, particularly in Eastern Europe and Asia, stock exchanges have operated largely without regulation and in the absence of laws or precedents protecting the rights of private ownership and foreign investors. All these threats remain a part of emerging-market investing today. The Fund attempts to avoid them in large part through intensive, ongoing economic and political research.

Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, a linchpin in the Fund's investment process is independently assessing the impact of these differences upon a company's financial conditions and prospects.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

- Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

- Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.

--------------------------------------------------------------------------------
Currency management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.


                                        6
                                      ------

        A Detailed Look at the Institutional Global Emerging Markets Equity Fund

Secondary Risks


Small Company Risk. To the extent that the Institutional Global Emerging Market Equity Fund invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Risks Associated with Debt Securities. To the extent that the Fund invests in bonds and other debt securities, it faces the risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many emerging market countries and the concentration of their economies on a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.


Risks Associated with Lower Quality Debt Securities ("Junk Bonds"). The Fund can invest up to 5% of its net assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.


Pricing Risk.When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.


Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money-market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may have to forego its goal of long-term capital growth.



MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser and Sub-Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser, exercises day-to-day investment


                                        7
                                      ------

A Detailed Look at the Institutional Global Emerging Markets Equity Fund

oversight and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to purchase and sale decisions. Bankers Trust has, in turn, vested day-to-day investment decision-making and implementation in a Sub-Adviser, the wholly owned entity BT Funds Management (International) Limited. Bankers Trust's and BTFMI's fee for these services is 1.10% of the Fund's average daily net assets. Responsibilities and advisory fees can be reallocated between the Investment Adviser and Sub-Adviser without obtaining shareholder approval.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, government, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. BTFMI, a subsidiary of Bankers Trust with headquarters at Level 15, The Chifley Tower, 2 Chifley Square, Sydney, N.S.W. 2000 Australia, offers a decade of research and investing experience in emerging markets worldwide to a number of private clients. It has developed a team dedicated exclusively to emerging markets research.


The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Trustees and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. The Investment Adviser believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Manager. The portfolio manager is responsible for the day-to-day management of the master portfolio's investments:

Paul Durham, Managing Director of BT Funds Management (International) Limited ("BTFMI") and Lead Portfolio Manager of the Fund since its inception.
- Joined Bankers Trust in 1988 and served as a stock analyst in Australia and the U.S.
- Head of BTFMI's global emerging markets investing since 1996.
- 11 years of investment management experience.

- First-class honors degree in accounting and finance from University of Sydney, Australia.

Other Services. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust -- or your broker or financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
- keeping accurate, up-to-date records for your individual Fund account;

- implementing any changes you wish to make in your account information;
- processing your requests for cash dividends and distributions from the Fund;
- answering your questions on the Fund's investment performance or administration;
- sending proxy reports and updated prospectus information to you; and
- collecting your executed proxies.


Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust reporting.


Organizational Structure. The Institutional Global Emerging Markets Equity Fund is a "feeder fund" that invests all of its assets in a "master portfolio,"the Global Emerging Markets Equity Portfolio. The Fund and the Master Portfolio have the same investment objective. The Master Portfolio is advised by Bankers Trust.


The Master Portfolio may accept investments from other feeder funds. The feeders bear the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should


                                        8
                                      ------

        A Detailed Look at the Institutional Global Emerging Markets Equity Fund

hire its own investment adviser, invest in a different master portfolio, or take other action.


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.



We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of

Trustees. You can find the Fund's daily share price in the mutual fund listing of most major newspapers.



PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.



DIVIDENDS AND DISTRIBUTIONS
Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest dividends and any capital gains, unless you tell us otherwise.



TAX CONSIDERATIONS
The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.




Transaction                             Tax Status
-------------------------------------   -----------------
Your sale of shares owned more than     Capital gains or
  one year                              losses
Your sale of shares owned for one       Gains treated as
  year or less                          ordinary income;
                                        losses subject
                                        to specialrules.


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.


BUYING AND SELLING FUND SHARES


Contacting the BT Mutual Funds


By Phone              1-800-368-4031
                      (between 9:00 a.m. and 6:00 p.m.,
                      Eastern time)
By Mail               P.O. Box 419210
                      Kansas City, MO 64141-6210
By Overnight Mail     210 West 10th Street, 8th floor
                      Kansas City, MO 64105-1716


Minimum Account Investments

To open an account          $5 million
To add to an account        $100,000
Minimum account balance     $500,000


How to Open Your Fund Account



By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the BT Service
            Center.) Mail the completed application along with a check payable to Institutional Global Emerging
            Markets Equity Fund -- 811.
By wire Call the BT Service Center to set up a wire account.



Please note that your account cannot become activated until we receive a completed application via mail or fax.


                                        9
                                      ------

A Detailed Look at the Institutional Global Emerging Markets Equity Fund

Two Ways to Buy and Sell Shares in Your Account

MAIL:
Buying: Send your check, payable to the BT Fund you have selected, to the BT Service Center. The addresses are shown above under "Contacting the BT Mutual Funds." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "BT Funds" and include your account number and the names and numbers of the funds you have selected.

Selling: Send a signed letter to the BT Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $500,000 worth of shares in your account to keep it open. Unless exchanging into another BT Fund, you must submit a written authorization to sell shares in a retirement account.



WIRE:

Buying: You may only buy shares by wire if your account is authorized to do so. Please note that either you or your financial advisor must call the BT Service Center at 1-800-368-4031 to notify us in advance of a wire transfer purchase. Inform the BT Representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.


Routing No:         021001033
Attn:               Bankers Trust/IFTC Deposit
DDA No:             00-226-296
FBO:                (Account name)
                    (Account number)
Credit:             (Fund name and number)


See your account statement for the account name, number and fund number.

Selling: You may only sell shares by wire if your account is authorized to do so. For your protection, you may not change the wire instructions relating to the destination bank account over the phone. To sell by wire, contact your financial advisor or the BT Service Center at 1-800-368-4031. Inform the BT Representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire payment to your account the next business day.



Important Information about Buying and Selling Shares
- After receiving your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

- We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.
- We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large that it is made "in-kind").

- You may place orders to buy and sell over the phone by calling your financial advisor or the BT Service Center at 1-800-368-4031. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

- You may buy and sell shares of a fund through authorized brokers and financial advisors as well as from BT Mutual Funds directly. The same terms and conditions apply. Specifically, once you place your order with a broker or financial advisor, it is considered received by the BT Service Center. It is then your broker or financial advisor's responsibility to transmit the order to the BT Service Center by the next business day. You should contact your broker or financial advisor if you have a dispute as to when your order was placed with the fund.
- We do not issue share certificates.
- We process all sales orders free of charge.
- Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.
- We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
- If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your financial advisor or the BT Service Center for more information.

- Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the BT Service Center for more information.

- During periods of heavy market activity, you may have trouble reaching the BT Service Center by telephone. If this occurs, you should make your request by mail.


Exchange Privilege

You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year without paying a fee. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.



                                       10
                                      ------

        A Detailed Look at the Institutional Global Emerging Markets Equity Fund

Please note the following conditions:
- The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

- You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

- If you are maintaining a taxable account, you may have to pay taxes on the exchange.

- You will receive a written confirmation of each transaction from the BT Service Center or your investment professional.


The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PriceWaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-368-4031.

Financial Highlights


                                                                         For the period
                                                                         June 30, 19981
                                                                            through
                                                                       September 30, 1998
                                                                      -------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                                       $  10.00
-------------------------------------------------------------------        --------
Income From Investment Operations
Net Investment Income                                                          0.01
-------------------------------------------------------------------        --------
Net Realized and Unrealized Loss on Investment, Foreign Currency
 and Forward Foreign Currency Contracts                                      ( 1.97)
-------------------------------------------------------------------        --------
Total Loss from Investment Operations                                        ( 1.96)
-------------------------------------------------------------------        --------
Net Asset Value, End of Period                                             $   8.04
-------------------------------------------------------------------        --------
Total Investment Return                                                      (19.60)%
-------------------------------------------------------------------        --------
Supplemental Data and Ratios:
Net Assets, End of Period (000s omitted)                                   $     28
-------------------------------------------------------------------        --------
Ratios to Average Net Assets:
Net Investment Income(2)                                                       1.29%
-------------------------------------------------------------------        --------
Expenses, Including Expenses of the Global Emerging Markets Equity
 Portfolio(2)                                                                  1.45%
Decrease Reflected in Above Expense Ratio Due to Absorption of
 Expenses by Bankers Trust(2)                                                868.56%
-------------------------------------------------------------------        --------
Portfolio Turnover Rate(3)                                                       38%
-------------------------------------------------------------------        --------



1 Commencement of operations
2 Annualized
3 The portfolio turnover rate is for the master fund in which the Fund invests its assets.


                                       11
                                      ------

[BANKERS TRUST LOGO APPEARS HERE] BANKERS TRUST
                                  ARCHITECTS OF VALUE

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              BT Service Center
                              P.O. Box 419210
                              Kansas City, MO 64141-6210
or call our toll-free number: 1-800-368-4031

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.



Institutional Global Emerging Markets Equity Fund         CUSIP #055924823
BT Institutional Funds                                    STA811300 (1/99)
                                                          811-6071

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                January 31, 1999


BT INSTITUTIONAL FUNDS

o  International Equity Fund
   Class I
   Class II

BT Institutional Funds (the "Trust") is an open-end management investment company comprised of several funds. The International Equity Fund (the "Fund") is a separate series of the Trust that offers two classes of shares. The Class I shares and Class II shares (individually and collectively referred to as "Shares" as the context may require) of the Fund are described herein.

The investment objective of the Fund is long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its assets in stocks and other securities with equity characteristics of companies primarily based in developed countries outside the United States. The production of income is incidental to this objective. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in International Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objectives as the Fund.

Shares of the Fund are sold by ICC Distributors, Inc. (" ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility for the Portfolio.

The Shares' respective Prospectuses dated January 31, 1999, provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Shares' respective Prospectuses. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Bankers Trust service agent ("Service Agent"). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Shares' respective Prospectuses. The financial statements for the Fund and the Portfolio for the fiscal period ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1998. A copy of a Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.


                              BANKERS TRUST COMPANY

              Investment Adviser of The Portfolio and Administrator

                             ICC DISTRIBUTORS, INC.

                                   Distributor


                               Two Portland Square
                              Portland, Maine 04101
                                 1-800-368-4031

                                TABLE OF CONTENTS



  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...............................3

     Investment Objective.......................................................3
     Investment Policies........................................................3
     Additional Risk Factors....................................................17
     Investment Restrictions....................................................21
     Portfolio Transactions and Brokerage Commissions...........................24

PERFORMANCE INFORMATION.........................................................25

     Standard Performance Information...........................................25
     Comparison of Fund Performance.............................................26
     Economic and Market Information............................................28

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES..............................28

     Valuation of Securities....................................................28
     Purchase of Shares.........................................................29
     Redemption of Shares.......................................................31
     Additional Information About Selling Shares................................33
     Redemptions and Purchases in Kind..........................................34
     Trading in Foreign Securities..............................................34

MANAGEMENT OF THE TRUST AND THE PORTFOLIO.......................................34

     Trustees of the Trust......................................................35
     Trustees of the Portfolio..................................................35
     Officers of the Trust......................................................36
     Investment Adviser.........................................................37
     Administrator..............................................................38
     Distributor................................................................39
     Service Agent..............................................................40
     Custodian and Transfer Agent...............................................40
     Use of Name................................................................40
     Banking Regulatory Matters.................................................41
     Counsel and Independent Accountants........................................41

ORGANIZATION OF THE TRUST.......................................................41

TAXATION........................................................................43

     Dividends and Distributions................................................44
     Taxation of the Fund.......................................................43
     Taxation of the Portfolio..................................................44
     Sale of Shares.............................................................45
     Foreign Withholding Taxes..................................................45
     Backup Withholding.........................................................45
     Foreign Shareholders.......................................................45
     Other Taxation.............................................................46

FINANCIAL STATEMENTS............................................................46

APPENDIX........................................................................47


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                             "Investment Objective"

The investment objective of the Fund is long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its assets in stocks and other securities with equity characteristics of companies primarily based in developed countries outside the United States. The production of income is incidental to this objective. There can, of course, be no assurance that the Fund will achieve its investment objective.

                               Investment Policies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.


Under normal circumstances, the Portfolio invests at least 65% of the value of its total assets in stocks and other securities with equity characteristics of companies primarily based in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Adviser believes to be an acceptable degree of risk in anticipation of superior returns. The Portfolio will at all times be invested in the securities of issuers based in at least three countries other than the United States.

The Portfolio's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments" below.

Equity Investments. The Portfolio invests primarily in common stocks and other securities with equity characteristics. For purposes of the Portfolio's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investment in restricted or unlisted securities.

ADRs, GDRs and EDRs. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.


Short-Term Instruments. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 35% of the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. In addition, when in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets, up to 100% of the Portfolio's assets may be invested in such short-term instruments. Short-term instruments consist of U.S. and non U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Group ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of comparable quality in the opinion of Bankers Trust; (iii) commercial paper;

(iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.


Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Bankers Trust, as the Portfolio's Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under the SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities.

Bankers Trust will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.


When-Issued and Delayed Delivery Securities The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Portfolio will not lend securities to Bankers Trust, ICC Distributors or their affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 % cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


Repurchase Agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased or lent had changed, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the Investment Company Act of 1940, as amended ("1940 Act").

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies may also be made for other purposes, such as noted herein under "Short-Term Instruments", and are limited in amount by the 1940 Act, (unless permitted to exceed these limitations by an exemptive order of the SEC, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Options on Securities. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Portfolio is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees. The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions." Unless the Trustees conclude otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limitation on investment in illiquid securities.

Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.


Options on Foreign Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.


OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.


Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.


Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Currency Exchange Transactions. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.


Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC,") the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.



The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate over-the-counter options ("OTC Options") may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limit on illiquid securities.

Futures Contracts and Options on Futures Contracts.


General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or securities as a deposit payment ("initial margin"). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Domestic and Foreign Securities Indices. Each Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.




Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Investment Restrictions on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                             Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:


Foreign Securities. The Portfolio will, under normal market conditions, invest a significant portion of its assets in foreign securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.


Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distrubution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.


Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.


                             Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

    (1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

    (2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

    (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;


    (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);


    (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

    (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


    (7) with respect to 75% of the Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.


    Additional Restrictions. These are non-fundamental policies. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

    (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

    (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

    (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

    (iv) invest for the purpose of exercising control or management of another company;


    (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

    (vi) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or are not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid).

    (vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets;
    (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

    (viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.


    There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934 when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended September 30, 1998, 1997 and 1996, International Equity Portfolio paid brokerage commissions in the amount of $6,083,270, $1,733,727, and $603,995, respectively.



                             PERFORMANCE INFORMATION


                        Standard Performance Information


From time to time, quotations of a Fund's performance may be included in advertisements, sales literature shareholder reports or other communications to shareholders or prospective shareholders. For mutual funds, performance is commonly measured as total return. A Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:


Total return: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.



                                                                                            ANNUALIZED TOTAL RETURN
                      CUMULATIVE TOTAL RETURN                                                 FOR THE PERIOD FROM
                     FOR THE PERIOD FROM APRIL              ANNUALIZED TOTAL                     APRIL 1, 1997
                      1, 1997 (COMMENCEMENT OF               RETURN FOR THE                    (COMMENCEMENT OF
                        OPERATIONS) THROUGH                 FISCAL YEAR ENDED                OPERATIONS) THROUGH
                         SEPTEMBER 30, 1998                 SEPTEMBER 30, 1998                SEPTEMBER 30, 1997
                         ------------------                 ------------------                ------------------
Class I shares                   18.9%                             -2.86%                           12.28%
Class II shares                  20.1%                             -1.96%                           13.03%


Performance Results: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

Performance information may include the Fund's investment results and/or comparisons of its investment results to the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index, the Morgan Stanley Capital International Gross Domestic Product weighted EAFE Index, the Lipper International Average, or various other unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth herein. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.

    The Trust may provide period and average annualized "total return" quotations for the Shares. The Shares' "total return" refers to the change in the value of an investment in the Shares over a stated period based on any change in net asset value per Share and including the value of any Shares purchased with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Shares' expenses.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance could include the following:


Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar, Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").


               VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES

                             Valuation of Securities

The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

               type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

               To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                               Purchase of Shares

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To open an account                           $250,000

To add to an account                          $25,000

Minimum Account Balance                      $100,000


The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

If you are new to BT Institutional Funds, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-368-4031.

        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210

        Overnight mailings:

        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716


        If you have money invested in a fund in the BT Family of Funds, you can:

        o Mail an account application with a check,

        o Wire money into your account,


        o Open an account by exchanging from another fund in the BT Family of Funds, or

        o Contact your Service Agent or Investment Professional.

Additional Information About Buying Shares


                 TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT
By Wire          Call the BT Service Center at               Call your Investment Professional
                 1-800-368-4031 to receive wire              or wire additional investment to:
                 instructions for account                    Routing No.: 021001033
                 establishment.                              Attn:        Bankers Trust/IFTC Deposit
                                                             DDA No.:     00-226-296
                                                             FBO:         (Account name)
                                                                          (Account Number)
                                                             Credit:      (Fund name and number)
                                                                          BT Institutional International
                                                                          Equity Fund (II)-500

                                                             PLEASE NOTE THAT YOU MUST
                                                             CALL THE BT SERVICE CENTER
                                                             TO PLACE YOUR TRADE THE DAY
                                                             YOU WISH TO BUY SHARES TO
                                                             NOTIFY US OF THE WIRE TRANSFER
                                                             AND TO INDICATE THE FUND IN
                                                             WHICH YOU INTEND TO INVEST TO
                                                             RECEIVE THAT DAY'S PRICE.

By Phone         Contact your Service Agent,                 Contact your Service Agent,
                 Investment Professional, or call            Investment Professional, or call
                 BT's Service Center at                      BT's Service Center at
                 1-800-368-4031. If you are an               1-800-368-4031. If you are an
                 existing Shareholder, you may               existing Shareholder, you may
                 exchange from another BT account            exchange from another BT account
                 with the same registration,                 with the same registration,
                 including name, address, and                including name, address, and
                 taxpayer ID number. You may                 taxpayer ID number.
                 only order exchanges over the
                 phone if your account is
                 authorized to do so.

By Mail          Complete and sign the account               Make your check payable to the
                 application. Make your check                complete name of the Fund of your
                 payable to the complete name of the         choice. Indicate your Fund account
                 Fund of your choice. Mail to the            number on your check and mail to
                 appropriate address indicated on the        the address printed on your account
                 application.                                statement.

                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below $100,000.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-368-4031.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     o Your account registration has changed within the last 30 days,

     o The check is being mailed to a different address than the one on your account (record address),

     o The check is being made payable to someone other than the account owner,

     o The redemption proceeds are being transferred to a BT account with a different registration, or

     o You wish to have redemption proceeds wired to a non-predesignated bank account.


A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.



                   Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-368-4031. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

         BT Service Center
         P.O. Box 419210
         Kansas City, MO 64141-6210

Overnight mailings:

        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716

        For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

        For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

        Unless otherwise instructed, the Transfer Agent will send a check to the account address of record.

                               Exchange Privilege

        Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:


        o Call your Service Agent for information and a prospectus. Read the prospectus before exchanging into a Fund.

        o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

        o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

        o Exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.

        o The Fund reserves the right to terminate or modify the exchange privilege in the future.

                        Redemptions and Purchases in Kind

The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for further tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio);
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                          Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchanges.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.


                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor the Portfolio requires employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are trustees of the Trust and of the Portfolio.

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolio, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Two Portland Square, Portland, Maine 04101.

                              Trustees of the Trust


CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; formerly Vice President of International Business Machines ("IBM") and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is The Wharton School, University of Pennsylvania Finance Department, 3303 Steinberg Hall /Dietrich Hall, Philadelphia, Pennsylvania 19104.


BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.


                            Trustees of the Portfolio

CHARLES P. BIGGAR

S. LELAND DILL (birthdate: March 28, 1930) - Trustee; Retired; Director, Coutts (U.S.A.) International; Coutts Trust Holdings Ltd.; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) - Trustee; Principal, Philip Saunders Associates (Economic and Finance Consulting); former Director of Financial Industry Consulting, Wolf & Company; President John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193:



                              Officers of the Trust

Unless otherwise specified, each officer listed below holds the same position with the Trust and the Portfolio.

JOHN Y. KEFFER (birthdate: July 15, 1942) -- President and Chief Executive Officer; President, Forum Financial Group.

JOSEPH A. FINELLI (birthdate: January 24, 1957) -- Treasurer; Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

DANIEL O. HIRSCH (birthdate: March 27, 1954) -- Secretary; Principal, BT Alex. Brown since July 1998; Assistant General Counsel in the Office of the General Councel at the United States Securities and Exchange Commission from 1993 to 1998. His address is 2901 Dorset Avenue, Chevy Chase, Maryland 20815.


No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolio. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.

                           Trustee Compensation Table

                                        AGGREGATE                    AGGREGATE                TOTAL COMPENSATION
 NAME OF PERSON,                      COMPENSATION              COMPENSATION FROM            FROM FUND COMPLEX**
    POSITION                           FROM TRUST*+                  PORTFOLIO+               PAID TO TRUSTEES***
 -------------                         ------------              -----------------            -------------------

Richard J. Herring,
Trustee of Trust                          $23,625                            $0                       $35,000

Bruce B. Langton,
Trustee of Trust                          $23,625                            $0                       $35,000

Charles P. Biggar,
Trustee of Trust and
Portfolio                                 $10,732                        $1,106                       $35,000

S. Leland Dill,
Trustee of Portfolio                           $0                          $935                       $35,000

Philip Saunders, Jr.,
Trustee of Portfolio                           $0                          $942                       $35,000


* The information provided is for the BT Institutional Funds, which is comprised of 10 funds, for the year ended September 30, 1998.

+ Information provided is for the Portfolio's most recent fiscal year ended September 30, 1998.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio for the year ended September 30, 1998.

Bankers Trust reimbursed the Fund and Portfolio for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

As of December 31, 1998, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).


As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding Class I shares of the Fund: Fidelity Investments Institutional Operations Co., Inc., Kovington, Kentucky, owned approximately 28,675299 shares (54%); and Citizens Bank c/o Trust Operation, Saginaw, Michigan, owned approximately 4,644,756 shares (9%).

As of December 31, 1998, the following shareholder of record owned 5% or more of the outstanding Class II shares of the Fund: Charles Schwab & Co., San Francisco, California, owned approximately 2,771,199 shares (78%).



                               Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as Adviser.


Bankers Trust Company, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1998, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $156 billion. The scope of Bankers Trust's investment management capability is broad due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $338 billion in assets under management globally.

The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation and all of its subsidiaries would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Trustees and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.


Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trust and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of a Portfolio are placed by the Adviser with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust. Bankers Trust may perform the above duties or it may delegate such responsibilities to the Sub-Investment Adviser as defined herein.


Under the Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly based on a percentage of the average daily net assets of the Portfolio. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.


For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust aggregated $8,493,173, $2,060,310, and $759,552, respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $1,959,180, $529,390, and $229,297, respectively, to the Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such persons issue, deal, trade and invest in securities for their own accounts and are among the leading market participants with respect to various types of such securities. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.




                                  Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly based on a percentage of the average daily net assets of the Class I shares and Class II shares, respectively.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at Bankers Trust's expense.

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), Forum Financial ("Forum") performs such sub-administration duties for the Trust and the Portfolio as from time to time may be agreed upon by Bankers Trust and Forum. The Sub-Administration Agreement provides that Forum will receive such compensation as from time to time may be agreed upon by Forum and Bankers Trust. All such compensation will be paid by Bankers Trust.

For the fiscal year ended September 30, 1998, and for the period from April 1, 1997 (commencement of operations) to September 30, 1997, Bankers Trust received $1,446,112 and $29,152, respectively, in compensation for administrative and other services provided to Class I shares of the Fund. For the same period, Bankers Trust reimbursed $611,813 and $36,426, respectively, to Class I shares of the Fund to cover expenses.

For the fiscal year ended September 30, 1998, and for the period from April 1, 1997 (commencement of operations) to September 30, 1997, Bankers Trust received $14,950 and $4,337, respectively, in compensation for administrative and other services provided to Class II shares of the Fund. For the same period, Bankers Trust reimbursed $16,556 and $13,648, respectively, to Class II shares of the Fund to cover expenses.

For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust received $1,959,963, $475,456, and $175,281, respectively, in compensation for administrative and other services provided to the Portfolio.

Bankers Trust has agreed that if in any year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund is 2.5% of the Fund's first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets and 1.5% of the remaining average annual net assets.

                                   Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.



                                  Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolio. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreement and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants


Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201 acts as Independent Accountants of the Trust and the Portfolio.



                            ORGANIZATION OF THE TRUST


The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 10 series. Trustees of the Trust established and designated two classes of shares of beneficial interest of the Fund--Class I shares and Class II shares. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue additional classes of shares of the Fund. No series of shares has any preference over any other series.


Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the expenses allocated exclusively to each Class; and (3) voting rights on matters exclusively affecting a single Class. The Trustees of the Trust do not anticipate that there will be any conflicts among the interests of the holders of the different Classes and will take appropriate action if any such conflict arises.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund or Class is required on any matter affecting the Fund or Class on which shareholders are entitled to vote. Shareholders of the Fund or Class are not entitled to vote on Trust matters that do not affect the Fund or Class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Declaration of Trust of BT Institutional Funds provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the corresponding Portfolio.


Each series in the Trust will not be involved in any vote involving the Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.


Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.


                                    TAXATION


                           Dividends and Distributions

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The categories of gain and related rates will be passed through to shareholders in capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions.


                              Taxation of the Fund

The Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, the Fund must, among other things:
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.




A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.


Each Fund shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from Federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.


                               Foreign Securities


Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.


The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                            Taxation of the Portfolio

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.

                            Foreign Withholding Taxes

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 Other Taxation


The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                              FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1998. A copy of a Fund's and the Portfolio's Annual Report may be obtained without charge by contacting the Fund.



                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

S&P's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch Investors Service and Duff & Phelps Commercial Paper Ratings

Commercial paper rated "Fitch- 1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

              Investment Adviser and Administrator of the Portfolio
                              BANKERS TRUST COMPANY

                                   Distributor

                             ICC DISTRIBUTORS, INC.

                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY

                             Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP

                                     Counsel
                            WILLKIE FARR & GALLAGHER

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP #055924856
CUSIP #055924849

BT0494 (1/98)

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                January 31, 1999



BT INSTITUTIONAL FUNDS

o International Small Company Equity Fund


BT Institutional Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to the BT Institutional Funds International Small Company Equity Fund (the "Fund").


The Fund's investment objective is to seek long-term capital appreciation. As described in the Fund's Prospectus, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in the International Small Company Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objectives as the Fund. The Portfolio is a subtrust of the BT Investment Portfolios.

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility for the Portfolio.


The Fund's Prospectus is dated January 31, 1999, and provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectus. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. This SAI is not an offer of any Fund for which an investor has not received a prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus.


                              BANKERS TRUST COMPANY

              Investment Adviser of the Portfolio and Administrator

                             ICC DISTRIBUTORS, INC.

                                   Distributor
                               Two Portland Square
                              Portland, Maine 04101
                                 (800) 368-4031

                                            TABLE OF CONTENTS
                                                                              Page


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.................................3
     Investment Objective.......................................................3
     Investment Policies........................................................3
     Additional Risk Factors....................................................17
     Investment Restrictions....................................................25
     Portfolio Transactions and Brokerage Commissions...........................28

PERFORMANCE INFORMATION.........................................................30
     Standard Performance Information...........................................30
     Comparison of Fund Performance.............................................31
     Economic and Market Information............................................33

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND......................33
     Valuation of Securities....................................................33
     Purchase of Shares.........................................................34
     Redemption of Shares.......................................................36
     Redemptions and Purchases in Kind..........................................39
     Trading in Foreign Securities..............................................40

MANAGEMENT OF THE TRUST AND THE PORTFOLIO.......................................40
     Trustees of BT Institutional Funds.........................................40
     Investment Adviser.........................................................43
     Sub-Investment Adviser.....................................................44
     Administrator..............................................................44
     Distributor................................................................45
     Service Agent..............................................................45
     Custodian and Transfer Agent...............................................46
     Use of Name................................................................46
     Banking Regulatory Matters.................................................46
     Counsel and Independent Accountants........................................47

ORGANIZATION OF THE TRUST.......................................................47

TAXATION........................................................................48
     Taxation of the Fund.......................................................48
     Distributions..............................................................49
     Taxation of the Portfolio..................................................49
     Sale of Shares.............................................................50
     Foreign Withholding Taxes..................................................50
     Backup Withholding.........................................................50
     Foreign Shareholders.......................................................50
     Other Taxation.............................................................51

FINANCIAL STATEMENTS............................................................51

APPENDIX........................................................................52


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

The investment objective of the Fund is long-term capital appreciation. The Fund will pursue this objective by investing primarily in stocks and other equity securities of small companies in developed countries outside the United States. The Fund focuses on countries domiciled in, or doing business in Canada, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Hong Kong, Italy, Norway, Denmark and Spain. The Adviser considers "small" companies to be those with market valuations at the time of investment generally below $1 billion in "free float" assets. Free float assets represent the portion of uncommitted company stock that is freely traded and accessible to investors (e.g., the company may have a market capitalization of greater than $1 billion, but a portion of the company's shares are not tradable because of a strategic holding by a holding company or significant family ownership). However, the investment does not need to be sold if the free floating market capitalization increases to more than $1 billion after purchase. There can, of course, be no assurance that the Fund will achieve its investment objective.

                               Investment Policies


The Fund seeks to achieve its investment objective by investing all of its respective assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.


Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders or the Portfolio's investors, respectively.

Generally, the Fund will focus its investments in companies with market capitalization around $500 million. Bankers Trust will seek to identify and invest in low capitalization equities that will grow substantially over 3 to 5 years and to provide returns in excess of the Salomon Brothers Extended Market Index of the World ex-U.S. (Total). It is expected under normal conditions that at least 65% of the Portfolio's assets will be invested in the equity securities of smaller companies based in at least three countries other than the United States.

In countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, to the extent available and consistent with applicable regulations, the Portfolio may seek to achieve country exposure through the use of options on futures based on an established local index or through investment in other registered investment companies.

The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted unlisted securities.

The Portfolio may also utilize the following investments and investment techniques and practices.

Equity Securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Debt Securities. Although not a principal investment, the Portfolio may invest in debt securities, bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality foreign government debt securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities. The Portfolio expects to invest in debt securities in one of the top four rating categories by Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by the Adviser at its sole discretion.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Portfolio. The Adviser expects, however, that generally the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

ADRs, GDRs and EDRs. American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), and European Depository Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under the SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities.

Bankers Trust will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

Rule 144A Securities. Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.


When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments.


Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted below under "Short-Term Instruments," are limited in amount under the Investment Company Act of 1940, as amended (the "1940 Act") (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Short-Term Instruments. The Portfolio intends to stay invested in the securities described herein to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets.


Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Portfolio will not lend securities to the Adviser, ICC Distributors or their affiliates. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee interest paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.


Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate over-the-counter options ("OTC Options") may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limit on illiquid securities.



Options on Securities. The Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. A covered call option, which is a call option with respect to the underlying Portfolio stock, is sold by exposing the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. The Portfolio may also write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Portfolio is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees. Unless the Trustees conclude otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limitation on investment in illiquid securities. The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions."


Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Foreign Stock Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Bankers Trust must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings see Appendix.

Futures Contracts and Options on Futures Contracts.

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or securities as a deposit payment ("initial margin"). Initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolio may purchase and write options on futures contracts for hedging purposes.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when the Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities and to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Foreign Stock Indices. The Portfolio may enter into futures contracts providing for a cash settlement based upon changes in the value of an index of foreign securities. This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

In general, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks.

These risks could include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.


Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Investment Restriction on Futures Transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.



                             Additional Risk Factors

In addition to the risks discussed above, some of the Portfolio's investments may be subject to the following risk factors:

Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Foreign Securities. The Portfolio will, under normal market conditions, invest in a significant portion of its assets in foreign securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Foreign Securities: Emerging Markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Foreign Securities: Special Considerations Concerning Eastern Europe. The Portfolio may invest in foreign securities issued by Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (consisting of the Republics of the former Union of Soviet Socialist Republics).

The economic situation remains difficult for Eastern European countries in transition from central planning, following what has already been a sizable decline in output. The contraction now appears to be bottoming out in parts of Eastern Europe. Following three successive years of output declines, there are preliminary indications of a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland; growth in private sector activity and strong exports now appear to have contained the fall in output. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and a move toward free-market economies. But key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation.

In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions. Further, no accounting standards exist in Eastern European countries. Although certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to each Fund's shareholders.

Foreign Securities: Special Considerations Concerning Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The economies of Latin American countries may be predominantly based in only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in Latin America may have limited marketability and may be subject to more abrupt or erratic price movements.

The Portfolio invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Portfolio, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Securities: Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Asian securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Foreign Securities: Special Considerations Concerning China and China Region. China's economic reform plan was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.

In order to attract foreign investment, China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.

China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however, there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.

China governmental actions can have a significant effect on the economic conditions in China, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

The securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

There are currently two officially recognized securities exchanges in China -- The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" shares are denominated in Chinese renminbi ("RMB"), but all transactions in "B" shares must be settled in U.S. dollars, and all distributions made on "B" shares are payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre.

In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by Shenzhen Foreign Exchange Adjustment Centre.

There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the payment of taxes imposed by China thereon.

Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.


Economies of countries in the China region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As an export-driven economy, the economy of China is affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.






Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings is included in the Appendix herein.


Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio.

For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

                             Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of a Trust in the same proportion as the Fund's shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):


        (1) borrow money (including through reverse repurchase agreements or dollar roll transactions) in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its total assets. The Portfolio (Fund) may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;



        (2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

        (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;


        (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);


        (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry;

        (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;


        (7) with respect to 75% of the Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.


        Additional Restrictions. The following are non-fundamental policies. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

        (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

        (ii) invest for the purpose of exercising control or management of another company;

        (iii) purchase securities issued by any investment company (except when such purchase, though not made in the open market, is part of a plan of merger or consolidation); if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund);

        (iv) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

        (v) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio
        (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and
        (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio
        (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

        (vi) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
        (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.


        There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.


                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the conduct of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.


For the period June 30, 1998 (commencement of operations), to September 30, 1998, International Small Company Equity Portfolio paid brokerage commissions in the amount of $1,294.



                             PERFORMANCE INFORMATION

                        Standard Performance Information


From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. For mutual funds, performance is commonly measured as total return. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

        Total return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

                         Total Return For the Period June 30, 1998 (Commencement of Operations) through September 30, 1998

          Institutional International Small Company Equity Fund            -19.6


        Performance Results: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

        Performance information may include the Fund's investment results and/or comparisons of its investment results to the Salomon Brothers Extended Market Index of the World ex-US (Total), or various other unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth herein. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.

        The Trust may provide period and average annualized "total return" quotations for the Shares. The Shares' "total return" refers to the change in the value of an investment in the Shares over a stated period based on any change in net asset value per Share and including the value of any Shares purchased with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

        Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Shares' expenses.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.


In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:



        Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

        Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

        Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

        Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

        Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

        Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

        Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

        Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

        Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

        Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

        Investor's Daily, a daily newspaper that features financial, economic and business news.

        Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

        Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

        Morningstar Inc., a publisher of financial information and mutual fund research.

        New York Times, a nationally distributed newspaper which regularly covers financial news.

        Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

        Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

        Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

        U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

        ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

        Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

        Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

        Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.



                         Economic and Market Information

        Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

                             Valuation of Securities

The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

               type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

               To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                               Purchase of Shares

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To open an account                          $5 million

To add to an account                         $100,000

Minimum Account Balance                      $500,000


The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

If you are new to BT Institutional Funds, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-368-4031.

        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210

        Overnight mailings:

        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716

        If you have money invested in a fund in the BT Family of Funds, you can:

        o Mail an account application with a check,

        o Wire money into your account,

        o Open an account by exchanging from another fund in the BT Family of Funds, or

        o Contact your Service Agent or Investment Professional.

Additional Information About Buying Shares

                  TO OPEN AN ACCOUNT                              TO ADD TO AN ACCOUNT
By Wire           Call the BT Service Center at                   Call your Investment Professional
                  1-800-368-4031 to receive wire                  or wire additional investment to:
                  instructions for account
                  establishment.                                  Routing No.: 021001033
                                                                  Attn.:       Bankers Trust/IFTC Deposit
                                                                  DDA No.:     00-226-296
                                                                  FBO:         (Account name)
                                                                               (Account Number)
                                                                  Credit:      BT Institutional
                                                                               International Small Company
                                                                               Equity Fund - 810

                                                                  PLEASE NOTE THAT YOU MUST
                                                                  CALL THE BT SERVICE CENTER
                                                                  TO PLACE YOUR TRADE THE DAY
                                                                  YOU WISH TO BUY SHARES TO
                                                                  NOTIFY US OF THE WIRE TRANSFER
                                                                  AND TO INDICATE THE FUND IN
                                                                  WHICH YOU INTEND TO INVEST TO
                                                                  RECEIVE THAT DAY'S PRICE.

By Phone          Contact your Service Agent,                     Contact your Service Agent,
                  Investment Professional, or call                Investment Professional, or call
                  BT's Service Center at                          BT's Service Center at
                  1-800-368-4031. If you are an                   1-800-368-4031. If you are an
                  existing Shareholder, you may                   existing Shareholder, you may
                  exchange from another BT account                exchange from another BT account
                  with the same registration,                     with the same registration,
                  including name, address, and                    including name, address, and
                  taxpayer ID number.  You may                    taxpayer ID number.
                  only order exchanges over the
                  phone if your account is authorized
                  to do so.


By Mail           Complete and sign the account                   Make your check payable to the
                  application. Make your check                    complete name of the Fund of your
                  payable to the complete name of                 choice. Indicate your Fund account
                  the Fund of your choice. Mail to                number on your check and mail to the
                  the appropriate address indicated               address printed on your account
                  on the application.                             statement.


                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares.

Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below $100,000.


To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-368-4031.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

    o Your account registration has changed within the last 30 days,

    o The check is being mailed to a different address than the one on your account (record address),

    o The check is being made payable to someone other than the account owner,

    o The redemption proceeds are being transferred to a BT account with a different registration, or

    o You wish to have redemption proceeds wired to a non-predesignated bank account.


A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.




                   Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-368-4031. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210

        Overnight mailings:

        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716

        For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

        For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record.

                               Exchange Privilege

        Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:


        o Call your Service Agent for information and a prospectus. Read the prospectus before exchanging into a Fund.

        o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

        o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

        o Exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.

        o The Fund reserves the right to terminate or modify the exchange privilege in the future.

                        Redemptions and Purchases in Kind

The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever a Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind or unless requested by a Fund.

Each investor in the Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's portfolio. In addition, securities accepted in payment for shares must:
(i) meet the investment objective and policies of the acquiring Fund's portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.]

                          Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.



                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor the Portfolio requires employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are trustees of the Trust and of the Portfolio.

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is P. O. Box 7558, Portland, Maine 04101.



                              Trustees of the Trust

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; formerly Vice President of International Business Machines ("IBM") and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is The Wharton School, University of Pennsylvania Finance Department, 3303 Steinberg Hall / Dietrich Hall, Philadelphia, Pennsylvania 19104.


BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

                            Trustees of the Portfolio

CHARLES P. BIGGAR

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940
Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Economic and Finance Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.





                       Officers of the Trust and Portfolio

Unless otherwise specified, each officer listed below holds the same position with the Trust and the Portfolio.

JOHN Y. KEFFER (birthdate: July 15, 1942) -- President and Chief Executive Officer; president, Forum Financial Group.

JOSEPH A. FINELLI (birthdate: January 24, 1957) -- Treasurer; Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

DANIEL O. HIRSCH (birthdate: March 27, 1954) -- Secretary; Principal, BT Alex. Brown since July 1998; Assistant General Counsel in the Office of the General Councel at the United States Securities and Exchange Commission from 1993 to 1998. His address is 2901 Dorset Avenue, Chevy Chase, Maryland 20815.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolios for serving as an officer or Trustee of the Trust or a Portfolio.

                           Trustee Compensation Table

                                    AGGREGATE
                                  COMPENSATION            AGGREGATE FROM            TOTAL
                                     FROM BT             COMPENSATION BT         COMPENSATION
NAME OF PERSON,                   INSTITUTIONAL             INVESTMENT             FROM FUND
  POSITION                           FUNDS*                 PORTFOLIOS+            COMPLEX**

Richard J. Herring,
Trustee of
BT Institutional Funds               $23,625                    N/A                $35,000

Bruce E. Langton,
Trustee of
BT Institutional Funds               $23,625                    N/A                $35,000

Charles P. Biggar,
Trustee of
BT Institutional Funds
and Portfolio                        $10,732                   $523                $35,000

 * The information provided is for the BT Institutional Funds, which is comprised of 10 funds, for the year ended September 30, 1998.

 + Information provided is for the year ended September 30, 1998.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio for the year ended September 30, 1998.

As of December 31, 1998, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Thomas F. Byrnes, Jr., Ross, California, owned approximately 9,952 shares (21%); Ross C. Youngman, New York, New York, owned approximately 9,869 shares (21%); Virginia P. Sirusas, Garrison, New York, owned approximately 5,046 shares (11%); John H. Wise, Jr., Orlean, Virginia, owned approximately 5,046 shares (11%); Robert W. Greenman & Jill B. Greenman, Mill Valley, California, owned approximately 5,046 shares (11%); Craig McCauley, New York, New York, owned approximately 4,637 shares (10%); and Michael A. Levy, New York, New York, owned approximately 2,533 shares (5%).




                               Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as Adviser.


Bankers Trust Company, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31 1998, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $156 billion. The scope of Bankers Trust's investment management capability is broad due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $338 billion in assets under management globally.


Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.


Bankers Trust, subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of a Portfolio are placed by the Adviser with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. A Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. Each Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust. Bankers Trust may perform the above duties or it may delegate such responsibilities to the Sub-Investment Adviser as defined herein.

Under the Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly based on a percentage of the average daily net assets of the Portfolio. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services. For the period from June 30, 1998 (commencement of operations) to September 30, 1998, Bankers Trust received $1,115 in compensation for advisory services provided to the Portfolio. For the same period, Bankers Trust reimbursed $23,020 to the Portfolio to cover expenses.



Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such persons issue, deal, trade and invest in securities for their own accounts and are among the leading market participants with respect to various types of such securities. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.


                             Sub-Investment Adviser

Bankers Trust has entered into a sub-investment advisory agreement (the "Sub-Advisory Agreement") with BT Funds Management (International) Limited ("BT Funds Management International") a wholly owned subsidiary of Bankers Trust Australia Limited ("BTAL") in Sydney. BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. Under the Sub-Advisory Agreement, Bankers Trust may receive investment advice and research services with respect to companies in which the Portfolio may invest and may grant BT Funds Management International investment management authority as well as the authority to buy and sell securities if Bankers Trust believes it would be beneficial to the Portfolio. Under the Sub-Advisory Agreement for the Portfolio, BT Funds Management International receives a fee from Bankers Trust for providing investment advice and research services, accrued daily and paid monthly, equal to 100% of the advisory fee earned by Bankers Trust with respect to that portion of the Portfolio that the Sub-Adviser manages.

BTAL, which was granted a banking license in 1986, is the parent of Bankers Trust Australia Group which has offices is Sydney, Melbourne, Perth, Brisbane, Adelaide, London and Hong Kong. A representative office of Bankers Trust Company was opened in Australia in 1966 and Australian merchant banking operations commenced in 1969. A related organization, Bankers Trust New Zealand Limited, was established in 1986. Although BTAL has not previously served as investment adviser for a registered investment company, BTAL provides investment services for a range of clients.

                                  Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly based on a percentage of the average daily net assets of the shares.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at Bankers Trust's expense.

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), Forum Financial ("Forum") performs such sub-administration duties for the Trust and the Portfolio as from time to time may be agreed upon by Bankers Trust and Forum. The Sub-Administration Agreement provides that Forum will receive such compensation as from time to time may be agreed upon by Forum and Bankers Trust. All such compensation will be paid by Bankers Trust.


For the period from June 30, 1998 (commencement of operations) to September 30, 1998, Bankers Trust received $89 in compensation for administrative and other services provided to shares of the Fund. For the same period, Bankers Trust reimbursed $19,515 to the shares of the Fund to cover expenses.

For the fiscal period from June 30, 1998 (commencement of operations) to September 30, 1998, Bankers Trust received $152, in compensation for administrative and other services provided to the Portfolio.


                                   Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is P.O.
Box 7558, Portland, Maine 04101.

                                  Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the "Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Avenue (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund' and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolio. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of their name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, their shareholders or activities.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreements and other activities for the Trust and the Portfolio described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trust and the Portfolio.


                            ORGANIZATION OF THE TRUST

BT Institutional Funds was organized on March 26, 1990. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.


The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, which if made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of the investors in the Portfolio, the Trust will cast all of its votes in the same proportion as votes in all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.



                                    TAXATION

                              Taxation of the Fund

The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, the Fund must, among other things:
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.


A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Each Fund shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.


                               Foreign Securities


Foreign Securities. Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.


If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), the Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.


The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                                  Distributions

Federal Taxes. The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional Shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received on the past year.

"Buying a Dividend." On the ex-date for a distribution from capital gains, the Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.

                            Taxation of the Portfolio

The Portfolio is not subject to federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by a Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds a Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of a Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of a Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.


                            Foreign Withholding Taxes

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 Other Taxation

The Trust is organized as a Massachusetts business trusts and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.


The Portfolio is subtrust of BT Institutional Portfolios, which is organized as a New York master trust fund. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.


Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                              FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the fiscal period ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1998. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by contacting the Fund.


                                    APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.


Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.


Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.


Description of  Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.


Description of  Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.


S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                January __, 1999

                             BT Institutional Funds

                     International Small Company Equity Fund

              Investment Adviser of the Portfolio and Administrator
                              BANKERS TRUST COMPANY

                                   Distributor

                             ICC DISTRIBUTORS, INC.

                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY

                             Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP

                                     Counsel

                            WILLKIE FARR & GALLAGHER

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAI or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


CUSIP #055922686
CUSIP #055924831



                                               SAI808/810400 (6/98)

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                January 31, 1999


BT INSTITUTIONAL FUNDS

o Global Emerging Markets Equity Fund


BT Institutional Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to the BT Institutional Funds' Global Emerging Markets Equity Fund (the "Fund").


The Fund's investment objective is to seek long-term capital growth. The Fund will attempt to outperform the return of the Morgan Stanley Capital International Emerging Markets Free Total Return Index before expenses, although there is no assurance that it will be able to do so. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in the Global Emerging Markets Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objectives as the Fund. The Portfolio is a subtrust of the BT Investment Portfolios.

Shares of the Funds are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser (the "Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility for the Portfolio.

The Fund's Prospectus is dated January 31, 1999, and provides the basic information investors should know before investing. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectus. You may obtain a Prospectus or a paper copy of this SAI if you received your SAI electronically by calling the Trust at the telephone number listed below or by contacting any Bankers Trust service agent ("Service Agent"). This SAI is not an offer of any Fund for which an investor has not received a prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund and the Portfolio for the fiscal period ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1998. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.


                              BANKERS TRUST COMPANY

              Investment Adviser of the Portfolio and Administrator

                             ICC DISTRIBUTORS, INC.

                                   Distributor

                               Two Portland Square
                              Portland, Maine 04101
                                 1-800-368-4031

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..........................................................................3
     Investment Objective................................................................................................3
     Investment Policies.................................................................................................3
     Additional Risk Factors............................................................................................18
     Investment Restrictions............................................................................................26

PERFORMANCE INFORMATION.................................................................................................30
     Standard Performance Information...................................................................................30

     Prior Performance of BT Funds Management (International) Limited and BT Funds

     Management Limited.................................................................................................31
     Expenses...........................................................................................................33
     Comparison of Fund Performance.....................................................................................33
     Economic and Market Information....................................................................................35

VALUATION OF SECURITIES;REDEMPTIONS AND PURCHASES IN KIND...............................................................35
     Purchase of Shares.................................................................................................36
     Redemption of Shares...............................................................................................38
     Redemptions and Purchases in Kind..................................................................................41
     Trading in Foreign Securities......................................................................................41

MANAGEMENT OF THE TRUST AND THE PORTFOLIO...............................................................................41
     Trustees of the Trust..............................................................................................41
     Trustees of the Portfolio..........................................................................................42
     Officers of the Trust and the Portfolio............................................................................42
     Trustee Compensation Table.........................................................................................43
     Investment Adviser.................................................................................................44
     Sub-Investment Adviser.............................................................................................45
     Administrator......................................................................................................46
     Distributor........................................................................................................46
     Service Agent......................................................................................................47
     Custodian and Transfer Agent.......................................................................................47
     Use of Name........................................................................................................47
     Banking Regulatory Matters.........................................................................................48
     Counsel and Independent Accountants................................................................................48

ORGANIZATION OF THE TRUST...............................................................................................48

TAXATION................................................................................................................50
     Taxation of the Fund...............................................................................................50
     Foreign Securities.................................................................................................51
     Distributions......................................................................................................51
     Taxation of the Portfolio..........................................................................................51
     Sale of Shares.....................................................................................................51
     Foreign Withholding Taxes..........................................................................................52
     Backup Withholding.................................................................................................52
     Foreign Shareholders...............................................................................................52
     Other Taxation.....................................................................................................52

FINANCIAL STATEMENTS....................................................................................................53


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

The investment objective of the Fund is long-term capital growth. The Fund will pursue this objective through investment in stocks and other equity securities of companies in the world's emerging markets. There can, of course, be no assurance that the Fund will achieve its investment objective.

                               Investment Policies


The Fund seeks to achieve its investment objective by investing all of its respective assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.


Since the investment characteristics of each Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. It is expected under normal conditions that at least 65% of the Portfolio's assets will be invested in the equity securities of issuers based in at least three emerging market countries. Investment in such securities involves certain considerations that are not normally present in investments in securities of U.S. issuers and an investment in the Fund may be considered speculative. The Fund will attempt to outperform the return of the Morgan Stanley Capital International Emerging Markets Free Total Return Index before expenses, although there is no assurance it will be able to do so.

In selecting securities for investment, the Adviser employs a research-driven process that emphasizes proprietary economic and stock specific analysis. The Adviser's process is geared to identifying those companies whose growth prospects and/or risk profile has been incorrectly analyzed and priced by the market as a whole. The Adviser's process concentrates on understanding the relevant industry dynamics in terms of the risks and opportunities that may arise, and then focusing on the comparative strengths and weaknesses of the individual constituent companies. The Adviser then combines this fundamental assessment with a valuation analysis which establishes a "fair value" for each stock. This is calculated after considering the above factors, as well as local and international peer comparisons.

The Adviser uses asset allocation, country selection and currency selection primarily as risk management tools. That is, the Adviser seeks to identify and underweight or eliminate those markets that research shows as offering poor return opportunities or relatively high risks, and focus the Portfolio in those markets where the risk/return profile is more favorable. Country and cash exposure is managed within predetermined ranges around the Morgan Stanley Capital International Emerging Markets Free Total Return Index. The Adviser's macro research is coordinated around the consistent analysis of five key investment indicators. These indicators capture the essential risk/return characteristics of each market. They include earnings, liquidity, politics, supply and demand, and valuation.

While currency management draws heavily on this macro analysis, currency decisions themselves are taken separately to the asset decision, as once again the Portfolio seeks to eliminate or reduce exposure to those currencies that research indicates to be most at risk of depreciation, and to concentrate exposure in those currencies that will be stable or even appreciate against the U.S. dollar.

Equity Securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Debt Securities. Although not a principal investment, each Portfolio may invest in debt securities, bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality foreign government debt securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities. The Portfolio expects to invest in debt securities in one of the top four rating categories by Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by the Adviser at its sole discretion.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Portfolio. The Adviser expects, however, that generally the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may beunable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Brady Bonds. The Portfolio may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's. "Brady bonds" are bonds issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady plan." While the Adviser is not aware of the occurrence of any payment defaults on Brady bonds, investors should recognize that these debt securities have been issued only recently and, accordingly, do not have a long payment history. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debt country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisioned that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following:(i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

The Portfolio may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments.


Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted toward the Portfolio's borrowing restrictions.

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted below under "Short-Term Instruments," are limited in amount by the Investment Company Act of 1940, as amended ("1940 Act") (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Short-Term Instruments. The Portfolio intends to stay invested in the securities described herein to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of U.S. and non-U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's ("S&P") or Aa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Portfolio will not lend securities to the Adviser, ICC Distributors or their affiliates. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee interest paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive substitute payments in respect of all dividends, interest or other distributions on the loaned securities, and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from the securities lending transactions as compensation for this service.

Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.


Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward foreign currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.


The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate over-the-counter options ("OTC Options") may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limit on illiquid securities.

Options on Securities. The Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. The Portfolio may also write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Portfolio is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees. Unless the Trustees conclude otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limitation on investment in illiquid securities. The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions."


Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Foreign Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such

Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix.

Futures Contracts and Options on Futures Contracts.


General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or securities as a deposit payment ("initial margin"). Initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.


In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities and to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Foreign Securities Indices. The Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of foreign securities. This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

In general, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. Futures may fail as hedging techniques in cases where the price movements of the securities underlying the futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in futures depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. The Portfolio will likely be unable to control losses by closing its position where a liquid secondary market does not exist.

Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.


Investment Restrictions on Futures Transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.



                             Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:


Investing in Foreign Securities. The Portfolio will, under normal market conditions, invest a significant portion of its assets in foreign securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition or (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations, Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the Untied States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investing in Emerging Markets. The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) accounting, auditing and financial reporting standards applicable can be less demanding than the levels acceptable in the United States which can result in incomplete company information; and (v) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

Although external debt in most emerging markets is generally falling, it remains at high levels. This acts as a depressant on economic growth and limits access to global savings. As a result, many emerging markets are reliant on foreign capital inflows for fund development. During periods of uncertainty, foreign capital may be withdrawn from these economies, causing financial market weakness.

Investments in certain countries may require government approval which may restrict the size and nature of investments. These restrictions may limit the Portfolio's access to certain emerging markets. Additionally, the Adviser may be required to obtain government consent to redeem the Portfolio's capital and profits. Therefore, the Portfolio could encounter delays or refusals to grant permission for money to be removed from the country. This could impact the amount of cash available to meet shareholder redemptions.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.


It should be noted that developments affecting emerging market investments cannot always be foreseen. Therefore, a shareholder may find it difficult to protect their investments against risk.


Foreign Securities: Special Considerations Concerning Eastern Europe. The Portfolio may invest in foreign securities issued by Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (consisting of the Republics of the former Union of Soviet Socialist Republics).

The economic situation remains difficult for Eastern European countries in transition from central planning, following what has already been a sizable decline in output. The contraction now appears to be bottoming out in parts of Eastern Europe. Following three successive years of output declines, there are preliminary indications of a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland; growth in private sector activity and strong exports now appear to have contained the fall in output. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and a move toward free-market economies. But key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation.




In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions. Further, no accounting standards exist in Eastern European countries. Although certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to each Fund's shareholders.

Foreign Securities: Special Considerations Concerning Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The economies of Latin American countries may be predominantly based in only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in Latin America may have limited marketability and may be subject to more abrupt or erratic price movements.

The Portfolio invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Portfolio, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Securities: Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Asian securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Foreign Securities: Special Considerations Concerning China and China Region. China's economic reform plan was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.

In order to attract foreign investment, China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.

China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however, there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.

China governmental actions can have a significant effect on the economic conditions in China, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

The securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

There are currently two officially recognized securities exchanges in China -- The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" shares are denominated in Chinese renminbi ("RMB"), but all transactions in "B" shares must be settled in U.S. dollars, and all distributions made on "B" shares are payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre.

In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by Shenzhen Foreign Exchange Adjustment Centre.

There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the payment of taxes imposed by China thereon.

Company laws relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.

Economies of countries in the China region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As an export-driven economy, the economy of China is affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.


Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings is included in the Fund's Prospectus.

                             Investment Restrictions


Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the the 1940 Act, and as used in this SAI, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):


        (1) borrow money (including through reverse repurchase agreements or dollar roll transactions) in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its total assets. The Portfolio (Fund) may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;


        (2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

        (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;


        (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);


        (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

        (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


        (7) with respect to 75% of the Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.


        Additional Restrictions. The following are non-fundamental policies. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

        (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

        (ii) invest for the purpose of exercising control or management of another company;

        (iii) purchase securities issued by any investment company (except when such purchase, though not made in the open market, is part of a plan of merger or consolidation); if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund);

        (iv) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

        (v) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio
        (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and
        (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio
        (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

        (vi) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
        (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) net assets.


        There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.


In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the period June 30, 1998 (commencement of operations through September 30, 1998, the Portfolio paid brokerage commissions in the amount of $7,522.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Morgan Stanley Capital International Emerging Markets Free Total Return Index or to various other unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.


For mutual funds, performance is commonly measured as total return. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:


        Total Return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.


                                    Cumulative Total Return for the Period from
                                    June 30, 1998 (Commencement of Operations) to September 30, 1998

        Global Emerging                     -19.60%
        Markets Equity Fund

        Performance Results: Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of then performance of a Fund in the future since the net asset value and public offering price of shares of a Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of a Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.


                                    Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including administration fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.


In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund.

Sources for the Fund's performance information could include the following:

        Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

        Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

        Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

        Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

        Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

        Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

        Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

        Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

        Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

        Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

        Investor's Daily, a daily newspaper that features financial, economic and business news.

        Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

        Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

        Morningstar Inc., a publisher of financial information and mutual fund research.

        New York Times, a nationally distributed newspaper which regularly covers financial news.

        Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

        Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

        Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

        U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

        ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

        Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

        Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

        Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         Economic and Market Information


        Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

               type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

               To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                               Purchase of Shares

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and the Adviser have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To open an account                            $5,000,000

To add to an account                            $100,000

Minimum Account Balance                         $500,000


The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

If you are new to BT Institutional Funds, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-368-4031.

        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210

        Overnight mailings:


        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716

        If you have money invested in a fund in the BT Family of Funds, you can:

         o Mail an account application with a check,

         o Wire money into your account,

         o Open an account by exchanging from another fund in the BT Family of Funds, or

         o Contact your Service Agent or Investment Professional.

                   Additional Information About Buying Shares

                 TO OPEN AN ACCOUNT                                   TO ADD TO AN ACCOUNT
By Wire          Call the BT Service Center at                        Call your Investment
                 1-800-368-4031 to receive wire                       Professional or wire
                 instructions for account                             additional investment to:
                 establishment.
                                                                      Routing No.: 021001033

                                                                      Attn:        Bankers Trust/IFTC Deposit
                                                                      DDA No.:     00-226-296
                                                                      FBO:         (Account name)
                                                                                   (Account Number)
                                                                      Credit:      (Fund name and number)
                                                                                   Global Emerging Markets
                                                                                   Equity Fund -- 811


                                                                      PLEASE NOTE THAT YOU MUST
                                                                      CALL THE BT SERVICE CENTER
                                                                      TO PLACE YOUR TRADE THE DAY YOU
                                                                      WISH TO BUY SHARES TO NOTIFY
                                                                      US OF THE WIRE TRANSFER AND
                                                                      TO INDICATE THE FUND IN WHICH
                                                                      YOU INTEND TO INVEST TO RECEIVE
                                                                      THAT DAY'S PRICE.

By Phone         Contact your Service Agent,                          Contact your Service Agent,
                 Investment Professional, or call                     Investment Professional, or call
                 BT's Service Center at                               BT's Service Center at 1-800-368-4031.
                 If you are an                                        1-800-368-4031.   If you are an
                 existing Shareholder, you may                        existing Shareholder, you may
                 exchange from another BT account                     exchange from another BT account
                 with the same registration,                          with the same registration,
                 including name, address, and                         including name, address, and
                 taxpayer ID number.  You may only                    taxpayer ID number.
                 order exchanges over the phone if
                 your account is authorized to do so.

By Mail          Complete and sign the account                        Make your check payable to the
                 application.  Make your check                        complete name of the Fund of your
                 payable to the complete name of the                  choice.  Indicate your Fund account
                 Fund of your choice.  Mail to the                    number on your check and mail to
                 appropriate address indicated on the                 the address printed on your account
                 application.                                         statement.


                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the minimum, but not if an account is below the minimum due to change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-368-4031.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

         o Your account registration has changed within the last 30 days,

         o The check is being mailed to a different address than the one on your account (record address),

         o The check is being made payable to someone other than the account owner,

         o The redemption proceeds are being transferred to a BT account with a different registration, or

         o You wish to have redemption proceeds wired to a non-predesignated bank account.


A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                   Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-368-4031. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210

        Overnight mailings:

        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716

        For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

        For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

        Unless otherwise instructed, the Transfer Agent will send a check to the account address of record.


        Exchange Privilege

        Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:


         o Call your Service Agent for information and a prospectus. Read the prospectus before exchanging into a Fund.

         o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

         o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

         o Exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.

         o The Fund reserves the right to terminate or modify the exchange privilege in the future.

                        Redemptions and Purchases in Kind

The Trust, on behalf of the Fund, and the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by a Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust a that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund's Portfolio. In addition, securities accepted in payment for shares must:
(i) meet the investment objective and policies of the acquiring Fund's Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                          Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.


Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.


                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO

The Trust and the Portfolio are each governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and BT Investment Portfolios, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania 05237-5829.

                              Trustees of the Trust


CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; formerly Vice President of International Business Machines ("IBM") and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is The Wharton School, University of Pennsylvania Finance Department, 3303 Steinberg Hall / Dietrich Hall, Philadelphia, Pennsylvania 19104.


BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

                            Trustees of the Portfolio

CHARLES P. BIGGAR

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940
Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Economic and Finance Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.


                     Officers of the Trust and the Portfolio

Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.


JOHN Y. KEFFER (birthdate: July 15, 1942) -- President and Chief Executive Officer; President, Forum Financial Group.

JOSEPH A. FINELLI (birthdate: January 24, 1957) -- Treasurer; Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

DANIEL O. HIRSCH (birthdate: March 27, 1954) -- Secretary; Principal, BT Alex. Brown since July 1998; Assistant General Counsel in the Office of the General Councel at the United States Securities and Exchange Commission from 1993 to 1998. His address is 2901 Dorset Avenue, Chevy Chase, Maryland 20815.


No person who is an officer or director of the Adviser is an officer or Trustee of the Trust or the Portfolio. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.


                           Trustee Compensation Table

                                                               AGGREGATE            TOTAL
                                               AGGREGATE    COMPENSATION    COMPENSATION FROM
                                              COMPENSATION     FROM THE     FUND COMPLEX PAID
  NAME OF PERSON & POSITION                FROM THE TRUST*   PORTFOLIO++      TO TRUSTEES**
----------------------------              ----------------- -------------   ------------------
S. Leland Dill,
Trustee of BT Investment Funds

and Portfolio                              $         0        $     449          $25,000


Richard J. Herring,
Trustee of

BT Institutional Funds                     $    23,625              N/A          $35,000


Bruce E. Langton,
Trustee of

BT Institutional Funds                     $    23,625              N/A          $35,000


Kelvin J. Lancaster,

Trustee of BT Investment Funds             $         0              N/A          $35,000


Philip Saunders, Jr.,
Trustee of BT Investment

Funds and Portfolio                        $         0        $     449          $35,000


Charles P. Biggar,
Trustee of BT Institutional

Funds and Portfolio                        $     10,732        $     523          $35,000

* The information provided is for the BT Institutional Funds, which is comprised of 10 funds, for the year ended September 30, 1998.

++ The information provided is for the Portfolio's fiscal year ended September
   30, 1998.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio as of the fiscal year ended September 30, 1998.

As of December 31, 1998, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of Global Emerging Markets Equity Fund: Ross C. Youngman, New York, New York, owned approximately 3,713 shares (92%); and Gina
M. Laversa, Greenwich, Connecticut, owned approximately 309 shares (8%). Mr. Youngman may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.



                               Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each of its Funds by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as Adviser.


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of December 31, 1998, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $156 billion. The scope of Bankers Trust's investment management capability is broad due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $338 billion in assets under management globally.


Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for the Portfolio; (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio; and (v) employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.


Bankers Trust, subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of a Portfolio are placed by the Adviser with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. A Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. Each Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust. Bankers Trust may perform the above duties or it may delegate such responsibilities to the Sub-Investment Adviser as defined herein.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such persons issue, deal, trade and invest in securities for their own accounts and are among the leading market participants with respect to various types of such securities. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

The Investment Advisory Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 1.10% of the average daily net assets of the Portfolio for its then-current fiscal year: Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.


For the period from June 30, 1998 (commencement of operation) to September 30, 1998, Bankers Trust earned $4,542 in compensation for investment advisory services provided to the Portfolio. During the same period, Bankers Trust reimbursed $23,561, to the Portfolio to cover expenses.


                             Sub-Investment Adviser

Bankers Trust has entered into a sub-investment advisory agreement (the "Sub-Advisory Agreement") with BT Funds Management (International) Limited ("BT Funds Management International") a wholly owned subsidiary of Bankers Trust Australia Limited ("BTAL") in Sydney. BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. Under the Sub-Advisory Agreement, Bankers Trust may receive investment advice and research services with respect to companies in which the Portfolio may invest and may grant BT Funds Management International investment management authority as well as the authority to buy and sell securities if Bankers Trust believes it would be beneficial to the Portfolio. Under the Sub-Advisory Agreement, BT Funds Management International receives a fee from Bankers Trust for providing investment advice and research services, accrued daily and paid monthly, at the annual rate of 100% of the advisory fee earned by Bankers Trust with respect to that portion of the Portfolio that the Sub-Adviser manages.

BTAL, which was granted a banking license in 1986, is the parent of Bankers Trust Australia Group which has offices is Sydney, Melbourne, Perth, Brisbane, Adelaide, London and Hong Kong. A representative office of Bankers Trust Company was opened in Australia in 1966 and Australian merchant banking operations commenced in 1969. A related organization, Bankers Trust New Zealand Limited, was established in 1986. Although BTAL has not previously served as investment adviser for a registered investment company, BTAL provides investment services for a range of clients.

Bankers Trust investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

                                  Administrator

Under its Administration and Services Agreement with the Trust, the Adviser calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay the Adviser a fee, accrued daily and paid monthly, equal on an annual basis to 0.35% of the average daily net assets of the Fund for its then-current fiscal year.

Under an Administration and Services Agreement with the Portfolio, the Adviser calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.15% of the Portfolio's average daily net assets for its then-current fiscal year. Under the Administration and Services Agreement, the Adviser may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at the Adviser's expense.

Under the Administration and Services agreements, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. The Adviser will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in the Adviser's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), Forum Financial ("Forum") performs such sub-administration duties for the Trust and the Portfolio as from time to time may be agreed upon by the Adviser and Forum. The Sub-Administration Agreement provides that Forum will receive such compensation as from time to time may be agreed upon by Forum and the Adviser. All such compensation will be paid by the Adviser.

For the period June 30, 1998 (commencement of operations) to September 30, 1998, Bankers Trust received $0 in compensation for administrative and other services provided to the Fund. For the same period, Bankers Trust reimbursed $18,702 to the Fund to cover expenses.

For the period June 30, 1998 (commencement of operations) to September 30, 1998, Bankers Trust received $619 in compensation for administrative and other services provided to the Portfolio.

                                   Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                  Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Avenue (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of their names for so long as Bankers Trust serves as investment adviser to the Portfolio. The Trust have acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of their name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, their shareholders or activities.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreements and other activities for the Trust and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants


Willkie Farr & Gallagher, 787 7th Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, maryland 21201 acts as Independent Accountants of the Trust and the Portfolio.


                            ORGANIZATION OF THE TRUST


The Trust was organized on March 26, 1990. The Fund is a separate series of the Trust. The Trust offers shares of a beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 10 separate series, including the Funds, and BT Investment Portfolios currently consist of 16 separate subtrusts, including the Portfolios. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series.


The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.


Whenever a Trust is requested to vote on matters pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, which if made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of its respective Fund and, at the meeting of the investors in the Portfolio, the Trust will cast all of its votes in the same proportion as votes in all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

The Portfolio is a subtrust (or "series") of the BT Investment Portfolios, an open-end management investment company. BT Investment Portfolios was organized as a master trust fund under the laws of the State of New York. BT Investment Portfolios' Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interests in BT Investment Portfolios are divided into separate series, such as the Portfolio. No series of BT Investment Portfolios has any preference over any other series.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of the BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of Shares in the Fund.

                                    TAXATION


                           Dividends and Distributions

The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. The Fund distributes capital gains annually. Income dividends for the Fund are declared daily and paid monthly. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, it will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxable as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional Shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, the Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a potion of the price back as a taxable distribution.

                              Taxation of the Fund

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring federal income tax liability.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.


A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.


Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

                               Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.


If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), the Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


                            Taxation of the Portfolio

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds a Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.

                            Foreign Withholding Taxes

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 Other Taxation

The Trusts are organized as Massachusetts business trusts and, under current law, neither the Trusts nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Funds continue to qualify as regulated investment companies under Subchapter M of the Code. The investment by each Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.


The Portfolio is subtrust of BT Investment Portfolios, which is organized as a New York master trust fund. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.


Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                              FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1998. A copy of a Fund's and the Portfolio's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX


Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be
 .lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                January 31, 1999


                             BT Institutional Funds


                      o Global Emerging Markets Equity Fund


              Investment Adviser of the Portfolio and Administrator

                              BANKERS TRUST COMPANY

                                   Distributor

                             ICC DISTRIBUTORS, INC.

                          Custodian and Transfer Agent


                              BANKERS TRUST COMPANY

                             Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP

                                     Counsel

                            WILLKIE FARR & GALLAGHER


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAI or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP #055924823
CUSIP #055922678

GEMEF400(1/98)

PART C   OTHER INFORMATION

Item 23.

(a) (i)      Conformed copy of Amended and Restated Declaration of Trust of the
    Trust; 1
    (ii) Fifth Amended and Restated Establishment and Designation of Series of the Trust; 1
    (iii) Sixth Amended and Restated Establishment and Designation of Series of the Trust; 1
    (iv) Seventh Amended and Restated Establishment and Designation of Series of the Trust; 1
    (v) Eighth Amended and Restated Establishment and Designation of Series of the Trust; 1
    (vi) Ninth Amended and Restated Establishment and Designation of Series of the Trust; 1
    (vii) Tenth Amended and Restated Establishment and Designation of Series of the Trust; 1
    (viii) Eleventh Amended and Restated Establishment and Designation of Series of the Trust; 2
(b) Copy of By-Laws of the Trust; 1
(c) Copy of Specimen stock certificates for shares of beneficial interest of the Trust; 3
(d) Conformed copy of Investment Advisory Agreement; 2
(e) Conformed copy of Distribution Agreement; 4
(f) Not applicable;
(g) (i)      Conformed Copy of Custodian Agreement of Registrant; 5
    (ii)     Amendment #1 to Exhibit A of Custodian Agreement; 5
    (iii)    Amendment #2 to Exhibit A of Custodian Agreement; 6
    (iv)     Amendment #3 to Exhibit A of Custodian Agreement; 6
    (v)      Conformed Copy of Cash Services Addendum to Custodian Agreement; 7
(h) (i)      Administration and Services Agreement; 1
    (ii)     Schedule of Fees under Administration and Service Agreement; 2
    (iii)    Exhibit D to the Administration and Services Agreement; 5
    (iv)     Conformed copy of Expense Limitation Agreement - filed herewith;
(i) Not Applicable;
(j) Consent of Independent Accountants - filed herewith;
(k) Not Applicable;
(l) (i)      Conformed copy of investment representation letter of initial shareholder of the Equity 500 Index Fund; 8
    (ii)     Conformed copy of investment representation letter of initial shareholder of the Institutional Liquid Assets Fund; 1
    (iii)    Conformed copy of investment representation letter of initial shareholder of the Institutional Daily Assets Fund; 2

(m) Not Applicable;
(n) Financial Data Schedules - filed herewith;
(o) Copy of Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3; 5

--------------------
+ All exhibits have been filed electronically.



1. Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the Commission on July 5, 1995.

2. Incorporated by reference to Amendment No. 21 to the Registration Statement as filed with the Commission on September 24, 1996.

3. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission on July 20, 1990.


4. Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the Commission on November 24, 1998.



5. Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.



6. Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the Commission on January 28, 1998.


7. Incorporated by reference to Amendment No. 31 to the Registration Statement as filed with the Commission on October 27, 1998.

8. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the Commission on April 30, 1992.

Item 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

None


Item 25.      INDEMNIFICATION:

Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the Commission on April 30, 1996.


Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired Senior Vice President and Director, International Business Machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman Emeritus of Amherst College; and Chairman of the Colonial Williamsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice Chairman and Chief Financial Officer, Bankers Trust Company and Bankers Trust Corporation; Beneficial owner, General Partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; and Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group plc.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emeritus, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 27. PRINCIPAL UNDERWRITERS:

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, and BT Investment Funds.

(b)

         (1)                          (2)                    (3)
Name and Principal          Positions and Offices         Positions and Offices
 Business Address             With Distributor             With Registrant
 ----------------             ----------------             ---------------

John Y. Keffer                   President                       None
Two Portland Square
Portland, ME 04101

Sara M. Morris                   Treasurer                       None
Two Portland Square
Portland, ME 04101

David I. Goldstein               Secretary                       None
Two Portland Square
Portland, ME 04101

Benjamin L. Niles                Vice President                  None
Two Portland Square
Portland, ME 04101

Margaret J. Fenderson            Assistant Treasurer             None
Two Portland Square
Portland, ME 04101

Dana L. Lukens                   Assistant Secretary             None
Two Portland Square
Portland, ME 04101

Nanette K. Chern                 Chief Compliance Officer        None
Two Portland Square
Portland, ME 04101

(c)      None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

BT INSTITUTIONAL FUNDS:                     One South Street
("Registrant")                              Baltimore, MD 21202

BANKERS TRUST COMPANY:                      130 Liberty Street
("Adviser, Custodian and                    New York, NY 10006
Administrator")

INVESTORS FIDUCIARY TRUST COMPANY:          127 West 10th Street
("Transfer Agent and Dividend               Kansas City, MO 64105
Disbursing Agent")

ICC DISTRIBUTORS, INC.:                     Two Portland Square
("Distributor")                             Portland, ME 04101

Item 29. MANAGEMENT SERVICES:

Not applicable.

Item 30. UNDERTAKINGS:

The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant, BT INSTITUTIONAL FUNDS, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on this 27th day of January, 1999.

                                            BT INSTITUTIONAL FUNDS

                                            By:  /s/ Daniel O. Hirsch
                                                 Daniel O. Hirsch, Secretary
                                                 January 27, 1999

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                                TITLE                     DATE
----                                -----                     ----

By:      /s/ Daniel O. Hirsch       Secretary                 January 27, 1999
         Daniel O. Hirsch           (Attorney in Fact
                                    For the Persons
                                    Listed Below)

/s/ John Y. Keffer*                 President and
John Y Keffer                       Chief Executive Officer

/s/ Joseph A. Finelli*              Treasurer (Principal
Joseph A. Finelli                   Financial and
                                    Accounting Officer)

/s/ RICHARD J. HERRING**            Trustee
Richard J. Herring

/s/ BRUCE E. LANGTON**              Trustee
Bruce E. Langton

/s/ CHARLES P. BIGGAR**             Trustee
Charles P. Biggar

*        By Power of Attorney - filed herewith.
** By Power of Attorney -- Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.

                                   SIGNATURES

         BT INVESTMENT PORTFOLIOS has duly caused this Post Effective Amendment No. 26 to the Registration Statement on Form N-1A of BT Institutional Funds to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 27th day of January, 1999.

                                            BT INVESTMENT PORTFOLIOS

                                            By:  /s/ Daniel O. Hirsch
                                                 Daniel O. Hirsch, Secretary
                                                 January 27, 1999

         This Post Effective Amendment No. 26 to the Registration Statement of BT Institutional Funds has been signed below by the following persons in the capacities indicated with respect to International Small Company Equity Portfolio and Global Emerging Markets Equity Portfolio, each a series of BT INVESTMENT PORTFOLIOS.

NAME                                TITLE                     DATE
----                                -----                     ----

By:      /s/ Daniel O. Hirsch       Secretary                 January 27, 1999
         Daniel O. Hirsch           (Attorney in Fact
                                    For the Persons
                                    Listed Below)

/s/ John Y. Keffer*                 President and
John Y Keffer                       Chief Executive Officer

/s/ Joseph A. Finelli*              Treasurer (Principal
Joseph A. Finelli                   Financial and Accounting
                                    Officer)

/s/ CHARLES P. BIGGAR*              Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.*           Trustee
Philip Saunders, Jr.

*        By Power of Attorney - filed herewith.
** By Power of Attorney -- Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.

         This Post Effective Amendment No. 26 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to INTERNATIONAL EQUITY PORTFOLIO.

NAME                                TITLE                     DATE
----                                -----                     ----

By:      /s/ Daniel O. Hirsch       Secretary                 January 27, 1999
         Daniel O. Hirsch           (Attorney in Fact
                                    For the Persons
                                    Listed Below)

/s/ John Y. Keffer*                 President and
John Y Keffer                       Chief Executive Officer

/s/ Joseph A. Finelli*              Treasurer (Principal
Joseph A. Finelli                   Financial and
                                    Accounting Officer)

/s/ CHARLES P. BIGGAR**             Trustee
Charles P. Biggar

/s/ S. LELAND DILL**                Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.**          Trustee
Philip Saunders, Jr.



*  By Power of Attorney - filed herewith.
** By Power of Attorney -- Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.

                                Power of Attorney

         The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, and BT Advisor Funds (each, a "Trust") and, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short/Intermediate U.S. Government Securities Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary, each Assistant Secretary and each authorized signatory of each Trust and each Portfolio Trust, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 31st day of December, 1998.

SIGNATURES                         TITLE


/s/ JOHN Y. KEFFER                 President and Chief Executive Officer of
John Y. Keffer                     each Trust and Portfolio Trust

/s/ JOSEPH A. FINELLI              Treasurer (Principal Financial and Accounting
Joseph A. Finelli                  Officer) of each Trust and Portfolio Trust

                          EXPENSE LIMITATION AGREEMENT


         THIS EXPENSE LIMITATION AGREEMENT is made as of the 30th day of September, 1998 by and between BT INSTITUTIONAL FUNDS, a Massachusetts Business trust (the "Trust"), INTERNATIONAL EQUITY PORTFOLIO AND BT INVESTMENT PORTFOLIOS, each a New York Trust (each a "Portfolio Trust") and BANKERS TRUST, a New York corporation (the "Adviser"), with respect to the following:

         WHEREAS, the Adviser serves as each Portfolio Trust's Investment Adviser pursuant to Investment Advisory Agreements dated October 8, 1997 and the Adviser serves as the Trust's Administrator pursuant to an Administration and Services Agreement dated October 28, 1992 (collectively, the "Agreements"); and

         WHEREAS, the Adviser has voluntarily agreed, under the Agreements, to waive its fees and reimburse expenses so that the total operating expenses for each of the Trust's series (each a "Fund," collectively the "Funds") and each of the Portfolio Trust's series will not exceed the percentage of average daily net assets as set forth on Exhibit A; and

         WHEREAS, the Trust and the Adviser desire to formalize this voluntary fee waiver and expense reimbursement arrangement for a 16-month period beginning on September 30, 1998 and ending on January 31, 2000.

         NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. The Adviser agrees to waive its fees and reimburse expenses for a 16-month period from September 30, 1998 to January 31, 2000 to the extent necessary so that each Fund's total annual operating expenses do not exceed the percentage of average daily net assets set forth on Exhibit A.

         2. Upon the termination of the Investment Advisory Agreement or the Administration Agreement, this Agreement shall automatically terminate.

         3. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 (the "1940 Act") shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


[SEAL]

                                              INTERNATIONAL EQUITY PORTFOLIO


Attest: /s/ Amy M. Olmert                     By: /s/ Daniel O. Hirsch
        ------------------------                  ------------------------
Name:   Amy M. Olmert                             Name: Daniel O. Hirsch
                                                  Title: Secretary

                                              BT INVESTMENT PORTFOLIOS

Attest: /s/ Amy M. Olmert                     By: /s/ Daniel O. Hirsch
        ------------------------                  ------------------------
Name:   Amy M. Olmert                             Name: Daniel O. Hirsch
                                                  Title: Secretary

                                              BT INSTITUTIONAL FUNDS

Attest: /s/ Amy M. Olmert                     By: /s/ Daniel O. Hirsch
        ------------------------                  ------------------------
Name:   Amy M. Olmert                             Name: Daniel O. Hirsch
                                                  Title: Secretary

                                              BANKERS TRUST


Attest: /s/ Amy M. Olmert                     By: /s/ Brian W. Wixted
        ------------------------                  ------------------------
Name:   Amy M. Olmert                             Name: Brian W. Wixted
                                                   Title:   Principal

                                    Exhibit A

                                          Total Fund Operating Expenses
Fund                                      (as a percentage of average daily net assets)
----                                      ---------------------------------------------


International Equity Fund - Class I                       0.95
International Equity Fund - Class II                      1.25
International Small Company Equity Fund                   1.20
Global Emerging Markets Equity Fund                       1.45


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 26 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated November 6, 1998, relating to the financial statements and financial highlights appearing in the September 30, 1998 Annual Reports to Shareholders of International Equity Fund, International Small Company Fund, and Global Emerging Markets Equity Fund (constituting parts of the BT Institutional Funds) and International Equity Portfolio, International Small Company Equity Portfolio, and Global Emerging Markets Equity Portfolio, which are incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Counsel and Independent Accountants" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
Baltimore, Maryland

January 27, 1999